UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09255

Wells Fargo Variable Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: December 31

Registrant is making a filing for 6 of its series:

Wells Fargo VT Discovery Fund, Wells Fargo VT Index Asset Allocation Fund, Wells Fargo VT International Equity Fund, Wells Fargo VT Omega Growth Fund, Wells Fargo VT Opportunity Fund, and Wells Fargo VT Small Cap Growth Fund.

Date of reporting period: June 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

Semi-Annual Report

June 30, 2018

Wells Fargo VT Discovery Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Discovery Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT Discovery Fund for the six-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 2.65%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 dropped 3.77%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 fell 6.66%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.62% while fixed-income investments outside the U.S. lost 1.31%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 fell 0.25%, and the ICE BofAML U.S. High Yield Index7 was up 0.08%.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the European Central Bank and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Discovery Fund	3

businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by another 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

4	Wells Fargo VT Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of June 30, 2018

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	5-8-1992	20.59	12.46	10.58	1.17	1.16
Russell 2500TM Growth Index[3]	–	21.53	13.87	11.38	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or a contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Discovery Fund	5

Ten largest holdings (%) as of June 30, 2018[4]
Waste Connections Incorporated	2.67
WEX Incorporated	2.52
Take-Two Interactive Software Incorporated	2.10
Gartner Incorporated	2.05
The Brink’s Company	1.85
Vail Resorts Incorporated	1.85
WellCare Health Plans Incorporated	1.81
Veeva Systems Incorporated Class A	1.80
Bright Horizons Family Solutions Incorporated	1.78
ICU Medical Incorporated	1.77

Sector distribution as of June 30, 2018[5]

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.15% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]	The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]

The ten largest holdings, excluding cash, cash equivalents and any money markets funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[5]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 2
Actual	$1,000.00	$1,155.15	$6.15	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76	1.15%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Discovery Fund	7

Security name	Shares	Value

Common Stocks: 97.24%

Consumer Discretionary: 13.59%

Diversified Consumer Services: 3.31%
Adtalem Global Education Incorporated †	48,400	$2,328,040
Bright Horizons Family Solutions Incorporated †	26,200	2,686,024

		5,014,064

Hotels, Restaurants & Leisure: 7.36%
Eldorado Resorts Incorporated «†	44,600	1,743,860
Hilton Grand Vacations Incorporated †	60,800	2,109,760
Melco Crown Entertainment Limited ADR	72,100	2,018,800
Six Flags Entertainment Corporation «	35,092	2,458,195
Vail Resorts Incorporated	10,200	2,796,738

		11,127,353

Household Durables: 1.38%
NVR Incorporated †	700	2,079,245

Specialty Retail: 1.54%
Burlington Stores Incorporated †	15,516	2,335,623

Consumer Staples: 3.07%

Beverages: 1.58%
National Beverage Corporation «†	22,400	2,394,560

Food Products: 1.49%
Lamb Weston Holdings Incorporated	32,900	2,253,979

Energy: 1.18%

Oil, Gas & Consumable Fuels: 1.18%
Diamondback Energy Incorporated	13,600	1,789,352

Financials: 2.68%

Capital Markets: 1.44%
Raymond James Financial Incorporated	24,400	2,180,140

Consumer Finance: 1.24%
SLM Corporation †	163,200	1,868,640

Health Care: 20.99%

Biotechnology: 4.26%
Array BioPharma Incorporated †	68,007	1,141,157
CRISPR Therapeutics AG «†	12,827	753,715
Exelixis Incorporated †	57,710	1,241,919
Flexion Therapeutics Incorporated «†	63,568	1,643,233
Sarepta Therapeutics Incorporated †	9,403	1,242,889
TG Therapeutics Incorporated «†	31,800	418,170

		6,441,083

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo VT Discovery Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Health Care Equipment & Supplies: 8.51%
Haemonetics Corporation †	14,300	$1,282,424
Hill-Rom Holdings Incorporated	26,300	2,297,042
Hologic Incorporated †	42,700	1,697,325
ICU Medical Incorporated †	9,100	2,672,215
Insulet Corporation †	24,899	2,133,844
iRhythm Technologies Incorporated †	18,000	1,460,340
Nevro Corporation †	16,600	1,325,510

		12,868,700

Health Care Providers & Services: 3.94%
Amedisys Incorporated †	22,922	1,958,914
Molina Healthcare Incorporated †	13,000	1,273,220
WellCare Health Plans Incorporated †	11,100	2,733,264

		5,965,398

Health Care Technology: 1.80%
Veeva Systems Incorporated Class A †	35,400	2,720,844

Life Sciences Tools & Services: 1.24%
Bio-Rad Laboratories Incorporated Class A †	6,500	1,875,510

Pharmaceuticals: 1.24%
GW Pharmaceuticals plc «†	6,600	920,964
MyoKardia Incorporated †	9,079	450,772
Wave Life Sciences Limited †	13,200	504,900

		1,876,636

Industrials: 18.43%

Aerospace & Defense: 4.25%
BWX Technologies Incorporated	34,200	2,131,344
Curtiss-Wright Corporation	19,694	2,343,980
Mercury Computer Systems Incorporated †	51,260	1,950,956

		6,426,280

Building Products: 1.46%
A.O. Smith Corporation	37,400	2,212,210

Commercial Services & Supplies: 4.52%
The Brink’s Company	35,100	2,799,225
Waste Connections Incorporated	53,743	4,045,773

		6,844,998

Machinery: 2.45%
Evoqua Water Technologies Company †	106,437	2,181,959
Nordson Corporation	11,900	1,528,079

		3,710,038

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Discovery Fund	9

Security name	Shares	Value

Professional Services: 1.32%
TransUnion	27,850	$1,995,174

Road & Rail: 1.26%
Saia Incorporated †	23,600	1,908,060

Trading Companies & Distributors: 3.17%
SiteOne Landscape Supply Incorporated †	30,150	2,531,696
Univar Incorporated †	86,080	2,258,739

		4,790,435

Information Technology: 35.36%

Electronic Equipment, Instruments & Components: 5.11%
Littelfuse Incorporated	8,357	1,906,900
Novanta Incorporated †	29,800	1,856,540
Universal Display Corporation «	17,200	1,479,200
Zebra Technologies Corporation Class A †	17,400	2,492,550

		7,735,190

Internet Software & Services: 8.84%
Box Incorporated Class A †	53,600	1,339,464
DocuSign Incorporated «†	16,626	880,347
Envestnet Incorporated †	28,200	1,549,590
Etsy Incorporated †	53,000	2,236,070
LogMeIn Incorporated	18,300	1,889,475
Match Group Incorporated «†	32,200	1,247,428
MercadoLibre Incorporated	7,560	2,259,911
Yandex NV Class A †	54,885	1,970,372

		13,372,657

IT Services: 13.31%
Black Knight Incorporated †	47,900	2,565,045
EPAM Systems Incorporated †	15,719	1,954,343
Euronet Worldwide Incorporated †	26,793	2,244,450
First Data Corporation Class A †	126,100	2,639,273
Gartner Incorporated †	23,300	3,096,570
GreenSky Incorporated Class A †	31,185	659,563
Switch Incorporated Class A «	129,999	1,582,088
Total System Services Incorporated	18,700	1,580,524
WEX Incorporated †	20,000	3,809,600

		20,131,456

Semiconductors & Semiconductor Equipment: 1.11%
Teradyne Incorporated	43,900	1,671,273

Software: 6.21%
Globant SA «†	34,800	1,976,292
Proofpoint Incorporated †	17,121	1,974,223
Take-Two Interactive Software Incorporated †	26,900	3,183,884
The Ultimate Software Group Incorporated †	8,800	2,264,328

		9,398,727

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Discovery Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name		Shares	Value

Technology Hardware, Storage & Peripherals: 0.78%
NCR Corporation †		39,500	$1,184,210

Materials: 1.94%

Chemicals: 0.70%
Albemarle Corporation «		11,300	1,065,929

Construction Materials: 1.24%
Vulcan Materials Company		14,500	1,871,367

Total Common Stocks (Cost $114,703,030)			147,109,131

	Yield
Short-Term Investments: 13.15%

Investment Companies: 13.15%
Securities Lending Cash Investment LLC (l)(r)(u)	2.09%	15,443,361	15,444,905
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	4,457,195	4,457,195

Total Short-Term Investments (Cost $19,901,840)			19,902,100

Total investments in securities (Cost $134,604,870)	110.39%	167,011,231
Other assets and liabilities, net	(10.39)	(15,721,206)

Total net assets	100.00%	$151,290,025

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	9,357,894	56,603,949	50,518,482	15,443,361	$0	$0	$51,518	$15,444,905
Wells Fargo Government Money Market Fund Select Class	1,291,715	21,770,303	18,604,823	4,457,195	0	0	20,814	4,457,195

					$0	$0	$72,332	$19,902,100	13.15%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2018 (unaudited)	Wells Fargo VT Discovery Fund	11

Assets
Investments in unaffiliated securities (including $15,115,500 of securities loaned), at value (cost $114,703,030)	$147,109,131
Investments in affiliated securities, at value (cost $19,901,840)	19,902,100
Receivable for investments sold	208,663
Receivable for Fund shares sold	51,945
Receivable for dividends	38,658
Receivable for securities lending income	6,538
Prepaid expenses and other assets	2,528

Total assets	167,319,563

Liabilities
Payable upon receipt of securities loaned	15,444,650
Payable for investments purchased	365,458
Management fee payable	97,245
Payable for Fund shares redeemed	61,175
Distribution fee payable	32,650
Administration fee payable	10,448
Trustees’ fees and expenses payable	639
Accrued expenses and other liabilities	17,273

Total liabilities	16,029,538

Total net assets	$151,290,025

NET ASSETS CONSIST OF
Paid-in capital	$92,169,245
Accumulated net investment loss	(414,685)
Accumulated net realized gains on investments	27,129,104
Net unrealized gains on investments	32,406,361

Total net assets	$151,290,025

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$151,290,025
Shares outstanding – Class 2[1]	4,418,648
Net asset value per share – Class 2	$34.24

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Discovery Fund	Statement of operations—six months ended June 30, 2018 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $2,288)	$366,891
Securities lending income from affiliates, net	51,518
Income from affiliated securities	20,814

Total investment income	439,223

Expenses
Management fee	556,897
Administration fee
Class 2	59,402
Distribution fee
Class 2	185,632
Custody and accounting fees	10,979
Professional fees	19,065
Shareholder report expenses	14,028
Trustees’ fees and expenses	9,095
Other fees and expenses	3,892

Total expenses	858,990
Less: Fee waivers and/or expense reimbursements	(5,082)

Net expenses	853,908

Net investment loss	(414,685)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	9,465,083
Net change in unrealized gains (losses) on investments	2,250,765

Net realized and unrealized gains (losses) on investments	11,715,848

Net increase in net assets resulting from operations	$11,301,163

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Discovery Fund	13

	Six months ended June 30, 2018 (unaudited)		Year ended December 31, 2017

Operations
Net investment loss		$(414,685)		$(908,347)
Net realized gains on investments		9,465,083		18,740,756
Net change in unrealized gains (losses) on investments		2,250,765		16,114,650

Net increase in net assets resulting from operations		11,301,163		33,947,059

Distributions to shareholders from
Net realized gains – Class 2		0		(7,089,124)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	152,453	5,059,927	374,458	10,970,353
Reinvestment of distributions – Class 2	0	0	244,790	7,089,124
Payment for shares redeemed – Class 2	(307,907)	(10,245,764)	(674,278)	(19,662,185)

Net decrease in net assets resulting from capital share transactions		(5,185,837)		(1,602,708)

Total increase in net assets		6,115,326		25,255,227

Net assets
Beginning of period		145,174,699		119,919,472

End of period		$151,290,025		$145,174,699

Undistributed (accumulated) net investment income (loss)		$(414,685)		$0

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2018 (unaudited)	Year ended December 31
CLASS 2		2017	2016	2015	2014	2013
Net asset value, beginning of period	$31.74	$25.91	$25.99	$30.71	$35.20	$25.16
Net investment loss	(0.09)	(0.20)	(0.13)	(0.21)	(0.22)	(0.17)
Net realized and unrealized gains (losses) on investments	2.59	7.60	2.00	0.21	0.16	11.06

Total from investment operations	2.50	7.40	1.87	0.00	(0.06)	10.89
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.00)[1]
Net realized gains	0.00	(1.57)	(1.95)	(4.72)	(4.43)	(0.85)

Total distributions to shareholders	0.00	(1.57)	(1.95)	(4.72)	(4.43)	(0.85)
Net asset value, end of period	$34.24	$31.74	$25.91	$25.99	$30.71	$35.20
Total return[2]	7.88%	29.13%	7.65%	(1.46)%	0.36%	43.80%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.16%	1.18%	1.17%	1.14%	1.16%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.14%	1.15%
Net investment loss	(0.56)%	(0.68)%	(0.52)%	(0.72)%	(0.68)%	(0.56)%
Supplemental data
Portfolio turnover rate	28%	75%	85%	90%	79%	88%
Net assets, end of period (000s omitted)	$151,290	$145,175	$119,919	$126,839	$138,490	$158,451

[1]	Amount is less than $0.005.

[2]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo VT Discovery Fund	15

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Discovery Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

16	Wells Fargo VT Discovery Fund	Notes to financial statements (unaudited)

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $134,859,463 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$35,194,753
Gross unrealized losses	(3,042,985)
Net unrealized gains	$32,151,768

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements (unaudited)	Wells Fargo VT Discovery Fund	17

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$20,556,285	$0	$0	$20,556,285
Consumer staples	4,648,539	0	0	4,648,539
Energy	1,789,352	0	0	1,789,352
Financials	4,048,780	0	0	4,048,780
Health care	31,748,171	0	0	31,748,171
Industrials	27,887,195	0	0	27,887,195
Information technology	53,493,513	0	0	53,493,513
Materials	2,937,296	0	0	2,937,296

Short-term investments
Investment companies	4,457,195	0	0	4,457,195
Investments measured at net asset value*				15,444,905
Total assets	$151,566,326	$0	$0	$167,011,231

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $15,444,905 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.58% as the average daily net assets of the Fund increase. For the six months ended June 30, 2018, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fee

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When Class 2 of the Fund has exceeded its

18	Wells Fargo VT Discovery Fund	Notes to financial statements (unaudited)

expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2018 were $41,033,368 and $49,418,213, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

On July 13, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on July 12, 2018. The per share amounts payable on July 16, 2018 were as follows:

	Short-term capital gains	Long-term capital gains
Class 2	$0.37573	$3.66118

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo VT Discovery Fund	19

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

20	Wells Fargo VT Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT Discovery Fund	21

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

22	Wells Fargo VT Discovery Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo VT Discovery Fund	23

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT Discovery Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT Discovery Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

24	Wells Fargo VT Discovery Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the Russell 2500 Growth Index, for the one-, three- and ten-year periods under review, but lower than its benchmark index for the five-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the period identified above. The Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratio of funds in a class-specific expense group that was determined by Broadridge to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was in range of the median net operating expense ratio of the expense Group.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rate with the average contractual investment management fee rate of funds in the expense Group at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rate of the Fund was equal to the sum of these average rates for the Fund’s expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo VT Discovery Fund	25

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314252 08-18 SVT1/SAR138 06-18

Semi-Annual Report

June 30, 2018

Wells Fargo VT Index Asset Allocation Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Index Asset Allocation Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT Index Asset Allocation Fund for the six-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 2.65%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 dropped 3.77%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 fell 6.66%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.62% while fixed-income investments outside the U.S. lost 1.31%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 fell 0.25%, and the ICE BofAML U.S. High Yield Index7 was up 0.08%.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the European Central Bank and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Index Asset Allocation Fund	3

businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by another 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

4	Wells Fargo VT Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Petros Bocray, CFA®, FRM

Christian L. Chan, CFA®

Average annual total returns (%) as of June 30, 2018

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Class 2	4-15-1994	7.45	9.77	8.13	1.16	1.00
Index Asset Allocation Blended Index[3]	–	8.24	10.17	9.22	–	–
Bloomberg Barclays U.S. Treasury Index[4]	–	(0.65)	1.48	2.97	–	–
S&P 500 Index[5]	–	14.37	13.42	10.17	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Index Asset Allocation Fund	5

Ten largest holdings (%) as of June 30, 2018[6]
Apple Incorporated	2.39
Microsoft Corporation	1.96
Amazon.com Incorporated	1.78
Facebook Incorporated Class A	1.21
Berkshire Hathaway Incorporated Class B	0.93
JPMorgan Chase & Company	0.92
Exxon Mobil Corporation	0.91
Alphabet Incorporated Class C	0.88
Alphabet Incorporated Class A	0.87
Johnson & Johnson	0.84

Current target allocation as of June 30, 2018[8]

Equity sector distribution as of June 30, 2018[7]

Neutral target allocation

[1]

Reflects the expense ratios as stated in the most recent prospectus. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amount shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectus.

[3]

Source: Wells Fargo Funds Management, LLC. The Index Asset Allocation Blended Index is weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury Index. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[5]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[8]	Current target allocation includes the effect of any tactical futures overlay that may be in place. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 2
Actual	$1,000.00	$1,055.50	$5.10	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	7

Security name	Shares	Value

Common Stocks: 59.67%

Consumer Discretionary: 7.71%

Auto Components: 0.10%
Aptiv plc	524	$48,014
BorgWarner Incorporated	391	16,876
The Goodyear Tire & Rubber Company	476	11,086

		75,976

Automobiles: 0.26%
Ford Motor Company	7,762	85,925
General Motors Company	2,516	99,130
Harley-Davidson Incorporated	329	13,844

		198,899

Distributors: 0.06%
Genuine Parts Company	290	26,619
LKQ Corporation †	614	19,587

		46,206

Diversified Consumer Services: 0.01%
H&R Block Incorporated	414	9,431

Hotels, Restaurants & Leisure: 0.98%
Carnival Corporation	805	46,135
Chipotle Mexican Grill Incorporated †	48	20,706
Darden Restaurants Incorporated	245	26,230
Hilton Worldwide Holdings Incorporated	553	43,775
Marriott International Incorporated Class A	588	74,441
McDonald’s Corporation	1,557	243,966
MGM Resorts International	994	28,856
Norwegian Cruise Line Holdings Limited †	409	19,325
Royal Caribbean Cruises Limited	335	34,706
Starbucks Corporation	2,737	133,702
Wynn Resorts Limited	167	27,946
Yum! Brands Incorporated	641	50,139

		749,927

Household Durables: 0.22%
D.R. Horton Incorporated	681	27,921
Garmin Limited	220	13,420
Leggett & Platt Incorporated	260	11,606
Lennar Corporation Class A	542	28,455
Mohawk Industries Incorporated †	125	26,784
Newell Rubbermaid Incorporated	963	24,836
Pulte Group Incorporated	520	14,950
Whirlpool Corporation	127	18,571

		166,543

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Internet & Direct Marketing Retail: 2.52%
Amazon.com Incorporated †	799	$1,358,140
Booking Holdings Incorporated †	95	192,574
Expedia Incorporated	239	28,725
Netflix Incorporated †	862	337,413
TripAdvisor Incorporated †	212	11,811

		1,928,663

Leisure Products: 0.04%
Hasbro Incorporated	225	20,770
Mattel Incorporated	682	11,198

		31,968

Media: 1.35%
CBS Corporation Class B	677	38,061
Charter Communications Incorporated Class A †	367	107,608
Comcast Corporation Class A	9,107	298,801
Discovery Communications Incorporated Class A †	309	8,498
Discovery Communications Incorporated Class C †	678	17,289
DISH Network Corporation Class A †	453	15,225
Interpublic Group of Companies Incorporated	765	17,932
News Corporation Class A	760	11,780
News Corporation Class B	241	3,820
Omnicom Group Incorporated	450	34,322
The Walt Disney Company	2,948	308,980
Twenty-First Century Fox Incorporated Class A	2,090	103,852
Twenty-First Century Fox Incorporated Class B	871	42,914
Viacom Incorporated Class B	700	21,112

		1,030,194

Multiline Retail: 0.30%
Dollar General Corporation	503	49,596
Dollar Tree Incorporated †	471	40,035
Kohl’s Corporation	333	24,276
Macy’s Incorporated	608	22,757
Nordstrom Incorporated	232	12,013
Target Corporation	1,057	80,459

		229,136

Specialty Retail: 1.39%
Advance Auto Parts Incorporated	146	19,812
AutoZone Incorporated †	52	34,888
Best Buy Company Incorporated	486	36,246
CarMax Incorporated †	352	25,650
Foot Locker Incorporated	234	12,320
L Brands Incorporated	480	17,702
Lowe’s Companies Incorporated	1,630	155,779
O’Reilly Automotive Incorporated †	162	44,318
Ross Stores Incorporated	751	63,647
The Gap Incorporated	430	13,928

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	9

Security name	Shares	Value

Specialty Retail (continued)
The Home Depot Incorporated	2,287	$446,194
The TJX Companies Incorporated	1,243	118,309
Tiffany & Company	201	26,452
Tractor Supply Company	241	18,434
ULTA Beauty Incorporated †	113	26,381

		1,060,060

Textiles, Apparel & Luxury Goods: 0.48%
HanesBrands Incorporated	715	15,744
Michael Kors Holdings Limited †	297	19,780
Nike Incorporated Class B	2,544	202,706
PVH Corporation	152	22,757
Ralph Lauren Corporation	110	13,829
Tapestry Incorporated	570	26,625
Under Armour Incorporated Class A †	368	8,273
Under Armour Incorporated Class C †	373	7,863
VF Corporation	649	52,906

		370,483

Consumer Staples: 4.10%

Beverages: 1.06%
Brown-Forman Corporation Class B	519	25,436
Constellation Brands Incorporated Class A	333	72,884
Molson Coors Brewing Company Class B	366	24,903
Monster Beverage Corporation †	815	46,700
PepsiCo Incorporated	2,812	306,142
The Coca-Cola Company	7,595	333,117

		809,182

Food & Staples Retailing: 0.84%
Costco Wholesale Corporation	870	181,813
Sysco Corporation	950	64,876
The Kroger Company	1,612	45,861
Wal-Mart Stores Incorporated	2,869	245,730
Walgreens Boots Alliance Incorporated	1,691	101,485

		639,765

Food Products: 0.67%
Archer Daniels Midland Company	1,109	50,825
Campbell Soup Company	381	15,446
ConAgra Foods Incorporated	780	27,869
General Mills Incorporated	1,176	52,050
Hormel Foods Corporation	535	19,907
Kellogg Company	494	34,516
McCormick & Company Incorporated	240	27,862
Mondelez International Incorporated Class A	2,925	119,925
The Hershey Company	276	25,685
The J.M. Smucker Company	225	24,183
The Kraft Heinz Company	1,185	74,442

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Food Products (continued)
Tyson Foods Incorporated Class A	589	$40,553

		513,263

Household Products: 0.83%
Church & Dwight Company Incorporated	485	25,783
Colgate-Palmolive Company	1,729	112,056
Kimberly-Clark Corporation	693	73,001
The Clorox Company	256	34,624
The Procter & Gamble Company	4,986	389,207

		634,671

Personal Products: 0.10%
Coty Incorporated Class A	938	13,226
The Estee Lauder Companies Incorporated Class A	443	63,212

		76,438

Tobacco: 0.60%
Altria Group Incorporated	3,753	213,133
Philip Morris International	3,081	248,760

		461,893

Energy: 3.78%

Energy Equipment & Services: 0.47%
Baker Hughes Incorporated	826	27,283
Halliburton Company	1,737	78,269
Helmerich & Payne Incorporated	215	13,708
National Oilwell Varco Incorporated	758	32,897
Schlumberger Limited	2,747	184,131
TechnipFMC plc	861	27,328

		363,616

Oil, Gas & Consumable Fuels: 3.31%
Anadarko Petroleum Corporation	1,021	74,788
Andeavor Corporation	275	36,075
Apache Corporation	758	35,437
Cabot Oil & Gas Corporation	895	21,301
Chevron Corporation	3,789	479,043
Cimarex Energy Company	189	19,229
Concho Resources Incorporated †	295	40,813
ConocoPhillips	2,320	161,518
Devon Energy Corporation	1,038	45,630
EOG Resources Incorporated	1,148	142,846
EQT Corporation	499	27,535
Exxon Mobil Corporation	8,396	694,601
Hess Corporation	518	34,649
HollyFrontier Corporation	349	23,882
Kinder Morgan Incorporated	3,762	66,475
Marathon Oil Corporation	1,692	35,295

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	11

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corporation	916	$64,267
Newfield Exploration Company †	395	11,949
Noble Energy Incorporated	961	33,904
Occidental Petroleum Corporation	1,518	127,026
ONEOK Incorporated	815	56,911
Phillips 66 Company	832	93,442
Pioneer Natural Resources Company	337	63,774
The Williams Companies Incorporated	1,641	44,488
Valero Energy Corporation	855	94,760

		2,529,638

Financials: 8.26%

Banks: 3.66%
Bank of America Corporation	18,701	527,181
BB&T Corporation	1,546	77,980
Citigroup Incorporated	5,056	338,348
Citizens Financial Group Incorporated	961	37,383
Comerica Incorporated	340	30,913
Fifth Third Bancorp	1,359	39,003
Huntington Bancshares Incorporated	2,191	32,339
JPMorgan Chase & Company	6,752	703,558
KeyCorp	2,105	41,132
M&T Bank Corporation	287	48,833
People’s United Financial Incorporated	690	12,482
PNC Financial Services Group Incorporated	931	125,778
Regions Financial Corporation	2,227	39,596
SunTrust Banks Incorporated	922	60,870
SVB Financial Group †	104	30,031
US Bancorp	3,094	154,762
Wells Fargo & Company (l)	8,670	480,665
Zions Bancorporation	390	20,549

		2,801,403

Capital Markets: 1.80%
Affiliated Managers Group Incorporated	107	15,908
Ameriprise Financial Incorporated	286	40,006
Bank of New York Mellon Corporation	2,004	108,076
BlackRock Incorporated	244	121,766
CBOE Holdings Incorporated	222	23,104
CME Group Incorporated	675	110,646
E*TRADE Financial Corporation †	523	31,987
Franklin Resources Incorporated	632	20,256
Intercontinental Exchange Incorporated	1,149	84,509
Invesco Limited	815	21,646
Moody’s Corporation	330	56,285
Morgan Stanley	2,703	128,122
MSCI Incorporated	176	29,116
Northern Trust Corporation	419	43,111
Raymond James Financial Incorporated	257	22,963

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Capital Markets (continued)
S&P Global Incorporated	498	$101,537
State Street Corporation	725	67,490
T. Rowe Price Group Incorporated	479	55,607
The Charles Schwab Corporation	2,380	121,618
The Goldman Sachs Group Incorporated	697	153,737
The NASDAQ OMX Group Incorporated	231	21,083

		1,378,573

Consumer Finance: 0.42%
American Express Company	1,416	138,768
Capital One Financial Corporation	965	88,684
Discover Financial Services	692	48,724
Synchrony Financial	1,407	46,966

		323,142

Diversified Financial Services: 0.95%
Berkshire Hathaway Incorporated Class B †	3,816	712,256
Jefferies Financial Group Incorporated	601	13,667

		725,923

Insurance: 1.43%
AFLAC Incorporated	1,535	66,036
American International Group Incorporated	1,780	94,376
Aon plc	484	66,390
Arthur J. Gallagher & Company	361	23,566
Assurant Incorporated	104	10,763
Brighthouse Financial Incorporated †	237	9,497
Chubb Limited	924	117,366
Cincinnati Financial Corporation	296	19,791
Everest Reinsurance Group Limited	81	18,669
Lincoln National Corporation	433	26,954
Loews Corporation	518	25,009
Marsh & McLennan Companies Incorporated	1,006	82,462
MetLife Incorporated	2,015	87,854
Principal Financial Group Incorporated	527	27,905
Prudential Financial Incorporated	833	77,894
The Allstate Corporation	697	63,615
The Hartford Financial Services Group Incorporated	710	36,302
The Progressive Corporation	1,155	68,318
The Travelers Companies Incorporated	535	65,452
Torchmark Corporation	209	17,015
UnumProvident Corporation	438	16,202
Willis Towers Watson plc	261	39,568
XL Group Limited	511	28,590

		1,089,594

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	13

Security name	Shares	Value

Health Care: 8.40%

Biotechnology: 1.51%
AbbVie Incorporated	3,005	$278,413
Alexion Pharmaceuticals Incorporated †	440	54,626
Amgen Incorporated	1,321	243,843
Biogen Incorporated †	418	121,320
Celgene Corporation †	1,401	111,267
Gilead Sciences Incorporated	2,579	182,696
Incyte Corporation †	348	23,316
Regeneron Pharmaceuticals Incorporated †	153	52,783
Vertex Pharmaceuticals Incorporated †	505	85,830

		1,154,094

Health Care Equipment & Supplies: 1.84%
Abbott Laboratories	3,476	212,001
ABIOMED Incorporated †	83	33,951
Align Technology Incorporated †	142	48,584
Baxter International Incorporated	977	72,142
Becton Dickinson & Company	529	126,727
Boston Scientific Corporation †	2,736	89,467
Danaher Corporation	1,219	120,291
Dentsply Sirona Incorporated	450	19,697
Edwards Lifesciences Corporation †	417	60,703
Hologic Incorporated †	541	21,505
IDEXX Laboratories Incorporated †	172	37,486
Intuitive Surgical Incorporated †	224	107,180
Medtronic plc	2,686	229,948
ResMed Incorporated	282	29,210
Stryker Corporation	637	107,564
The Cooper Companies Incorporated	97	22,839
Varian Medical Systems Incorporated †	181	20,583
Zimmer Biomet Holdings Incorporated	402	44,799

		1,404,677

Health Care Providers & Services: 1.88%
Aetna Incorporated	649	119,092
AmerisourceBergen Corporation	322	27,457
Anthem Incorporated	505	120,205
Cardinal Health Incorporated	616	30,079
Centene Corporation †	406	50,023
Cigna Corporation	482	81,916
CVS Health Corporation	2,015	129,665
DaVita HealthCare Partners Incorporated †	276	19,165
Envision Healthcare Corporation †	240	10,562
Express Scripts Holding Company †	1,114	86,012
HCA Holdings Incorporated	553	56,738
Henry Schein Incorporated †	305	22,155
Humana Incorporated	272	80,955
Laboratory Corporation of America Holdings †	202	36,265
McKesson Corporation	400	53,360
Quest Diagnostics Incorporated	269	29,574

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Health Care Providers & Services (continued)
UnitedHealth Group Incorporated	1,905	$467,373
Universal Health Services Incorporated Class B	172	19,168

		1,439,764

Health Care Technology: 0.05%
Cerner Corporation †	625	37,369

Life Sciences Tools & Services: 0.51%
Agilent Technologies Incorporated	635	39,268
Illumina Incorporated †	291	81,273
IQVIA Holdings Incorporated †	320	31,942
Mettler-Toledo International Incorporated †	50	28,932
PerkinElmer Incorporated	219	16,037
Thermo Fisher Scientific Incorporated	798	165,298
Waters Corporation †	155	30,006

		392,756

Pharmaceuticals: 2.61%
Allergan plc	673	112,203
Bristol-Myers Squibb Company	3,241	179,357
Eli Lilly & Company	1,894	161,615
Johnson & Johnson	5,319	645,407
Merck & Company Incorporated	5,335	323,835
Mylan NV †	1,022	36,935
Nektar Therapeutics †	319	15,577
Perrigo Company plc	255	18,592
Pfizer Incorporated	11,600	420,848
Zoetis Incorporated	960	81,782

		1,996,151

Industrials: 5.71%

Aerospace & Defense: 1.60%
Arconic Incorporated	843	14,339
General Dynamics Corporation	547	101,966
Harris Corporation	235	33,967
Huntington Ingalls Industries Incorporated	88	19,078
L-3 Technologies Incorporated	155	29,810
Lockheed Martin Corporation	492	145,352
Northrop Grumman Corporation	345	106,157
Raytheon Company	569	109,919
Rockwell Collins Incorporated	325	43,771
Textron Incorporated	507	33,416
The Boeing Company	1,086	364,364
TransDigm Group Incorporated	96	33,133
United Technologies Corporation	1,475	184,419

		1,219,691

Air Freight & Logistics: 0.40%
C.H. Robinson Worldwide Incorporated	275	23,007
Expeditors International of Washington Incorporated	346	25,293

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	15

Security name	Shares	Value

Air Freight & Logistics (continued)
FedEx Corporation	487	$110,578
United Parcel Service Incorporated Class B	1,367	145,216

		304,094

Airlines: 0.26%
Alaska Air Group Incorporated	244	14,735
American Airlines Group Incorporated	826	31,355
Delta Air Lines Incorporated	1,280	63,411
Southwest Airlines Company	1,058	53,831
United Continental Holdings Incorporated †	467	32,564

		195,896

Building Products: 0.17%
A.O. Smith Corporation	287	16,976
Allegion plc	188	14,544
Fortune Brands Home & Security Incorporated	289	15,516
Johnson Controls International plc	1,836	61,414
Masco Corporation	616	23,051

		131,501

Commercial Services & Supplies: 0.21%
Cintas Corporation	171	31,647
Copart Incorporated †	400	22,627
Republic Services Incorporated	441	30,147
Stericycle Incorporated †	169	11,034
Waste Management Incorporated	789	64,177

		159,632

Construction & Engineering: 0.05%
Fluor Corporation	278	13,561
Jacobs Engineering Group Incorporated	238	15,111
Quanta Services Incorporated †	296	9,886

		38,558

Electrical Equipment: 0.29%
AMETEK Incorporated	458	33,049
Eaton Corporation plc	867	64,800
Emerson Electric Company	1,249	86,356
Rockwell Automation Incorporated	248	41,225

		225,430

Industrial Conglomerates: 0.96%
3M Company	1,177	231,539
General Electric Company	17,224	234,419
Honeywell International Incorporated	1,481	213,338
Roper Industries Incorporated	204	56,286

		735,582

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Machinery: 0.89%
Caterpillar Incorporated	1,186	$160,905
Cummins Incorporated	306	40,698
Deere & Company	643	89,891
Dover Corporation	306	22,399
Flowserve Corporation	259	10,464
Fortive Corporation	608	46,883
Illinois Tool Works Incorporated	605	83,817
Ingersoll-Rand plc	491	44,057
Paccar Incorporated	698	43,248
Parker-Hannifin Corporation	263	40,989
Pentair plc	321	13,508
Snap-on Incorporated	112	18,001
Stanley Black & Decker Incorporated	305	40,507
Xylem Incorporated	356	23,987

		679,354

Professional Services: 0.18%
Equifax Incorporated	238	29,776
IHS Markit Limited †	706	36,423
Nielsen Holdings plc	664	20,538
Robert Half International Incorporated	244	15,884
Verisk Analytics Incorporated †	307	33,045

		135,666

Road & Rail: 0.59%
CSX Corporation	1,735	110,658
J.B. Hunt Transport Services Incorporated	169	20,542
Kansas City Southern	203	21,510
Norfolk Southern Corporation	559	84,336
Union Pacific Corporation	1,538	217,904

		454,950

Trading Companies & Distributors: 0.11%
Fastenal Company	570	27,434
United Rentals Incorporated †	165	24,357
W.W. Grainger Incorporated	101	31,148

		82,939

Information Technology: 15.50%

Communications Equipment: 0.63%
Cisco Systems Incorporated	9,327	401,341
F5 Networks Incorporated †	121	20,866
Juniper Networks Incorporated	693	19,002
Motorola Solutions Incorporated	321	37,355

		478,564

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	17

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 0.25%
Amphenol Corporation Class A	598	$52,116
Corning Incorporated	1,646	45,281
FLIR Systems Incorporated	271	14,084
IPG Photonics Corporation †	74	16,327
TE Connectivity Limited	694	62,502

		190,310

Internet Software & Services: 3.19%
Akamai Technologies Incorporated †	338	24,752
Alphabet Incorporated Class A †	591	667,351
Alphabet Incorporated Class C †	602	671,621
eBay Incorporated †	1,833	66,465
Facebook Incorporated Class A †	4,756	924,186
Twitter Incorporated †	1,298	56,684
VeriSign Incorporated †	190	26,110

		2,437,169

IT Services: 2.71%
Accenture plc Class A	1,275	208,577
Alliance Data Systems Corporation	95	22,154
Automatic Data Processing Incorporated	874	117,238
Broadridge Financial Solutions Incorporated	233	26,818
Cognizant Technology Solutions Corporation Class A	1,162	91,786
DXC Technology Company	564	45,464
Fidelity National Information Services Incorporated	657	69,662
Fiserv Incorporated †	812	60,161
FleetCor Technologies Incorporated †	177	37,285
Gartner Incorporated †	180	23,922
Global Payments Incorporated	316	35,231
International Business Machines Corporation	1,693	236,512
MasterCard Incorporated Class A	1,818	357,273
Paychex Incorporated	634	43,334
PayPal Holdings Incorporated †	2,213	184,277
The Western Union Company	914	18,582
Total System Services Incorporated	328	27,723
Visa Incorporated Class A	3,542	469,138

		2,075,137

Semiconductors & Semiconductor Equipment: 2.41%
Advanced Micro Devices Incorporated †	1,634	24,494
Analog Devices Incorporated	736	70,597
Applied Materials Incorporated	1,998	92,288
Broadcom Incorporated	815	197,752
Intel Corporation	9,241	459,370
KLA-Tencor Corporation	308	31,579
Lam Research Corporation	325	56,176
Microchip Technology Incorporated	465	42,292
Micron Technology Incorporated †	2,299	120,560
NVIDIA Corporation	1,204	285,228

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Qorvo Incorporated †	250	$20,043
QUALCOMM Incorporated	2,940	164,993
Skyworks Solutions Incorporated	360	34,794
Texas Instruments Incorporated	1,941	213,995
Xilinx Incorporated	502	32,761

		1,846,922

Software: 3.63%
Activision Blizzard Incorporated	1,509	115,167
Adobe Systems Incorporated †	977	238,202
Ansys Incorporated †	166	28,914
Autodesk Incorporated †	434	56,893
CA Incorporated	620	22,103
Cadence Design Systems Incorporated †	558	24,167
Citrix Systems Incorporated †	255	26,734
Electronic Arts Incorporated †	609	85,881
Intuit Incorporated	483	98,679
Microsoft Corporation	15,237	1,502,521
Oracle Corporation	5,910	260,395
Red Hat Incorporated †	352	47,298
Salesforce.com Incorporated †	1,398	190,687
Symantec Corporation	1,232	25,441
Synopsys Incorporated †	295	25,243
Take-Two Interactive Software Incorporated †	226	26,749

		2,775,074

Technology Hardware, Storage & Peripherals: 2.68%
Apple Incorporated	9,747	1,804,267
Hewlett Packard Enterprise Company	3,028	44,239
HP Incorporated	3,255	73,856
NetApp Incorporated	531	41,699
Seagate Technology plc	568	32,075
Western Digital Corporation	593	45,904
Xerox Corporation	424	10,176

		2,052,216

Materials: 1.56%

Chemicals: 1.12%
Air Products & Chemicals Incorporated	434	67,587
Albemarle Corporation	219	20,658
CF Industries Holdings Incorporated	462	20,513
DowDuPont Incorporated	4,602	303,364
Eastman Chemical Company	282	28,189
Ecolab Incorporated	514	72,130
FMC Corporation	266	23,730
International Flavors & Fragrances Incorporated	156	19,338
LyondellBasell Industries NV Class A	638	70,084
PPG Industries Incorporated	494	51,243

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	19

Security name	Shares	Value

Chemicals (continued)
Praxair Incorporated	569	$89,987
The Mosaic Company	696	19,523
The Sherwin-Williams Company	163	66,434

		852,780

Construction Materials: 0.08%
Martin Marietta Materials Incorporated	124	27,693
Vulcan Materials Company	261	33,685

		61,378

Containers & Packaging: 0.20%
Avery Dennison Corporation	174	17,765
Ball Corporation	693	24,636
International Paper Company	821	42,758
Packaging Corporation of America	186	20,793
Sealed Air Corporation	319	13,542
WestRock Company	508	28,966

		148,460

Metals & Mining: 0.16%
Freeport-McMoRan Incorporated	2,672	46,119
Newmont Mining Corporation	1,058	39,897
Nucor Corporation	631	39,438

		125,454

Real Estate: 1.70%

Equity REITs: 1.66%
Alexandria Real Estate Equities Incorporated	204	25,739
American Tower Corporation	876	126,293
Apartment Investment & Management Company Class A	311	13,155
AvalonBay Communities Incorporated	273	46,926
Boston Properties Incorporated	305	38,253
Crown Castle International Corporation	823	88,736
Digital Realty Trust Incorporated	408	45,525
Duke Realty Corporation	708	20,553
Equinix Incorporated	157	67,493
Equity Residential	730	46,494
Essex Property Trust Incorporated	130	31,079
Extra Space Storage Incorporated	249	24,853
Federal Realty Investment Trust	145	18,350
GGP Incorporated	1,254	25,619
HCP Incorporated	932	24,064
Host Hotels & Resorts Incorporated	1,470	30,973
Iron Mountain Incorporated	557	19,501
Kimco Realty Corporation	843	14,323
Mid-America Apartment Communities Incorporated	225	22,651
Prologis Incorporated	1,057	69,434
Public Storage Incorporated	296	67,151

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Equity REITs (continued)
Realty Income Corporation	563	$30,284
Regency Centers Corporation	292	18,127
SBA Communications Corporation †	228	37,647
Simon Property Group Incorporated	614	104,497
SL Green Realty Corporation	175	17,593
The Macerich Company	215	12,218
UDR Incorporated	530	19,896
Ventas Incorporated	707	40,264
Vornado Realty Trust	342	25,281
Welltower Incorporated	738	46,265
Weyerhaeuser Company	1,501	54,726

		1,273,963

Real Estate Management & Development: 0.04%
CBRE Group Incorporated Class A †	600	28,644

Telecommunication Services: 1.19%

Diversified Telecommunication Services: 1.19%
AT&T Incorporated	14,376	461,613
CenturyLink Incorporated	1,946	36,273
Verizon Communications Incorporated	8,194	412,240

		910,126

Utilities: 1.76%

Electric Utilities: 1.10%
Alliant Energy Corporation	458	19,383
American Electric Power Company Incorporated	977	67,657
Duke Energy Corporation	1,390	109,921
Edison International	646	40,872
Entergy Corporation	358	28,923
Evergy Incorporated	537	30,153
Eversource Energy	629	36,866
Exelon Corporation	1,914	81,536
FirstEnergy Corporation	889	31,924
NextEra Energy Incorporated	935	156,173
PG&E Corporation	1,024	43,581
Pinnacle West Capital Corporation	221	17,804
PPL Corporation	1,386	39,570
The Southern Company	2,006	92,898
Xcel Energy Incorporated	1,009	46,091

		843,352

Independent Power & Renewable Electricity Producers: 0.05%
AES Corporation	1,311	17,581
NRG Energy Incorporated	592	18,174

		35,755

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	21

Security name			Shares	Value

Multi-Utilities: 0.57%
Ameren Corporation			482	$29,330
CenterPoint Energy Incorporated			856	23,720
CMS Energy Corporation			559	26,430
Consolidated Edison Incorporated			616	48,036
Dominion Resources Incorporated			1,294	88,225
DTE Energy Company			359	37,203
NiSource Incorporated			669	17,581
Public Service Enterprise Group Incorporated			1,002	54,248
SCANA Corporation			282	10,863
Sempra Energy			523	60,726
WEC Energy Group Incorporated			626	40,471

				436,833

Water Utilities: 0.04%
American Water Works Company Incorporated			352	30,054

Total Common Stocks (Cost $22,991,868)				45,634,882

	Interest rate	Maturity date	Principal
U.S. Treasury Securities: 39.83%
U.S. Treasury Bond	2.13%	9-30-2024	$118,000	113,418
U.S. Treasury Bond	2.13	11-30-2024	119,000	114,245
U.S. Treasury Bond	2.25	8-15-2046	165,000	141,952
U.S. Treasury Bond	2.50	2-15-2045	182,000	165,769
U.S. Treasury Bond	2.50	2-15-2046	164,000	148,952
U.S. Treasury Bond	2.50	5-15-2046	163,000	147,967
U.S. Treasury Bond	2.75	8-15-2042	126,000	121,073
U.S. Treasury Bond	2.75	11-15-2042	126,000	121,014
U.S. Treasury Bond	2.75	8-15-2047	160,000	152,519
U.S. Treasury Bond	2.75	11-15-2047	161,000	153,459
U.S. Treasury Bond	2.88	5-15-2043	182,000	178,580
U.S. Treasury Bond	2.88	8-15-2045	174,000	170,357
U.S. Treasury Bond	2.88	11-15-2046	163,000	159,441
U.S. Treasury Bond	3.00	5-15-2042	84,000	84,390
U.S. Treasury Bond	3.00	11-15-2044	178,000	178,466
U.S. Treasury Bond	3.00	5-15-2045	183,000	183,536
U.S. Treasury Bond	3.00	11-15-2045	175,000	175,444
U.S. Treasury Bond	3.00	2-15-2047	164,000	164,429
U.S. Treasury Bond	3.00	5-15-2047	162,000	162,297
U.S. Treasury Bond	3.00	2-15-2048	174,000	174,408
U.S. Treasury Bond	3.13	11-15-2041	66,000	67,733
U.S. Treasury Bond	3.13	2-15-2042	87,000	89,260
U.S. Treasury Bond	3.13	2-15-2043	129,000	132,240
U.S. Treasury Bond	3.13	8-15-2044	181,000	185,553
U.S. Treasury Bond	3.38	5-15-2044	187,000	200,112
U.S. Treasury Bond	3.50	2-15-2039	61,000	66,368
U.S. Treasury Bond	3.63	8-15-2043	156,000	173,654
U.S. Treasury Bond	3.63	2-15-2044	218,000	242,934
U.S. Treasury Bond	3.75	8-15-2041	68,000	76,880
U.S. Treasury Bond	3.75	11-15-2043	187,000	212,318

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	3.88%	8-15-2040	$71,000	$81,600
U.S. Treasury Bond	4.25	5-15-2039	57,000	68,689
U.S. Treasury Bond	4.25	11-15-2040	74,000	89,618
U.S. Treasury Bond	4.38	2-15-2038	32,000	38,968
U.S. Treasury Bond	4.38	11-15-2039	57,000	69,916
U.S. Treasury Bond	4.38	5-15-2040	83,000	102,015
U.S. Treasury Bond	4.38	5-15-2041	65,000	80,186
U.S. Treasury Bond	4.50	2-15-2036	70,000	85,531
U.S. Treasury Bond	4.50	5-15-2038	36,000	44,585
U.S. Treasury Bond	4.50	8-15-2039	59,000	73,476
U.S. Treasury Bond	4.63	2-15-2040	102,000	129,301
U.S. Treasury Bond	4.75	2-15-2037	24,000	30,393
U.S. Treasury Bond	4.75	2-15-2041	88,000	113,926
U.S. Treasury Bond	5.00	5-15-2037	29,000	37,833
U.S. Treasury Bond	5.25	11-15-2028	45,000	54,570
U.S. Treasury Bond	5.25	2-15-2029	33,000	40,161
U.S. Treasury Bond	5.38	2-15-2031	70,000	88,394
U.S. Treasury Bond	5.50	8-15-2028	35,000	43,062
U.S. Treasury Bond	6.13	11-15-2027	49,000	62,104
U.S. Treasury Bond	6.13	8-15-2029	25,000	32,699
U.S. Treasury Bond	6.25	5-15-2030	45,000	60,186
U.S. Treasury Bond	6.38	8-15-2027	21,000	26,941
U.S. Treasury Bond	6.88	8-15-2025	21,000	26,499
U.S. Treasury Note	0.75	7-15-2019	108,000	106,211
U.S. Treasury Note	0.75	8-15-2019	108,000	106,034
U.S. Treasury Note	0.88	5-15-2019	110,000	108,616
U.S. Treasury Note	0.88	6-15-2019	108,000	106,498
U.S. Treasury Note	0.88	7-31-2019	76,000	74,777
U.S. Treasury Note	0.88	9-15-2019	106,000	104,058
U.S. Treasury Note	1.00	6-30-2019	58,000	57,225
U.S. Treasury Note	1.00	8-31-2019	79,000	77,719
U.S. Treasury Note	1.00	9-30-2019	80,000	78,600
U.S. Treasury Note	1.00	10-15-2019	109,000	107,016
U.S. Treasury Note	1.00	11-15-2019	96,000	94,110
U.S. Treasury Note	1.00	11-30-2019	90,000	88,172
U.S. Treasury Note	1.13	5-31-2019	65,000	64,287
U.S. Treasury Note	1.13	12-31-2019	95,000	93,115
U.S. Treasury Note	1.13	3-31-2020	93,000	90,788
U.S. Treasury Note	1.13	4-30-2020	104,000	101,408
U.S. Treasury Note	1.13	2-28-2021	142,000	136,614
U.S. Treasury Note	1.13	6-30-2021	142,000	135,860
U.S. Treasury Note	1.13	7-31-2021	153,000	146,187
U.S. Treasury Note	1.13	8-31-2021	153,000	145,942
U.S. Treasury Note	1.13	9-30-2021	152,000	144,810
U.S. Treasury Note	1.25	5-31-2019	114,000	112,891
U.S. Treasury Note	1.25	6-30-2019	114,000	112,749
U.S. Treasury Note	1.25	8-31-2019	114,000	112,468
U.S. Treasury Note	1.25	10-31-2019	75,000	73,825
U.S. Treasury Note	1.25	1-31-2020	145,000	142,219
U.S. Treasury Note	1.25	2-29-2020	82,000	80,318

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	23

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.25%	3-31-2021	$145,000	$139,783
U.S. Treasury Note	1.25	10-31-2021	151,000	144,252
U.S. Treasury Note	1.25	7-31-2023	125,000	116,143
U.S. Treasury Note	1.38	7-31-2019	114,000	112,780
U.S. Treasury Note	1.38	9-30-2019	111,000	109,565
U.S. Treasury Note	1.38	12-15-2019	111,000	109,261
U.S. Treasury Note	1.38	1-15-2020	109,000	107,161
U.S. Treasury Note	1.38	1-31-2020	101,000	99,264
U.S. Treasury Note	1.38	2-15-2020	109,000	107,054
U.S. Treasury Note	1.38	2-29-2020	145,000	142,321
U.S. Treasury Note	1.38	3-31-2020	149,000	146,101
U.S. Treasury Note	1.38	4-30-2020	148,000	144,971
U.S. Treasury Note	1.38	5-31-2020	106,000	103,710
U.S. Treasury Note	1.38	8-31-2020	146,000	142,373
U.S. Treasury Note	1.38	9-15-2020	102,000	99,414
U.S. Treasury Note	1.38	9-30-2020	147,000	143,181
U.S. Treasury Note	1.38	10-31-2020	232,000	225,665
U.S. Treasury Note	1.38	1-31-2021	147,000	142,510
U.S. Treasury Note	1.38	4-30-2021	144,000	139,140
U.S. Treasury Note	1.38	5-31-2021	144,000	138,960
U.S. Treasury Note	1.38	6-30-2023	126,000	117,977
U.S. Treasury Note	1.38	8-31-2023	124,000	115,795
U.S. Treasury Note	1.38	9-30-2023	90,000	83,932
U.S. Treasury Note	1.50	5-31-2019	158,000	156,790
U.S. Treasury Note	1.50	10-31-2019	225,000	222,205
U.S. Treasury Note	1.50	11-30-2019	147,000	145,013
U.S. Treasury Note	1.50	4-15-2020	107,000	105,098
U.S. Treasury Note	1.50	5-15-2020	107,000	105,002
U.S. Treasury Note	1.50	5-31-2020	148,000	145,144
U.S. Treasury Note	1.50	6-15-2020	107,000	104,893
U.S. Treasury Note	1.50	7-15-2020	107,000	104,785
U.S. Treasury Note	1.50	8-15-2020	107,000	104,676
U.S. Treasury Note	1.50	1-31-2022	128,000	122,850
U.S. Treasury Note	1.50	2-28-2023	126,000	119,247
U.S. Treasury Note	1.50	3-31-2023	126,000	119,129
U.S. Treasury Note	1.50	8-15-2026	102,000	92,091
U.S. Treasury Note	1.63	6-30-2019	157,000	155,872
U.S. Treasury Note	1.63	7-31-2019	155,000	153,722
U.S. Treasury Note	1.63	8-31-2019	144,000	142,695
U.S. Treasury Note	1.63	12-31-2019	147,000	145,163
U.S. Treasury Note	1.63	3-15-2020	107,000	105,408
U.S. Treasury Note	1.63	6-30-2020	148,000	145,370
U.S. Treasury Note	1.63	7-31-2020	148,000	145,213
U.S. Treasury Note	1.63	10-15-2020	102,000	99,844
U.S. Treasury Note	1.63	11-30-2020	155,000	151,500
U.S. Treasury Note	1.63	8-15-2022	117,000	112,069
U.S. Treasury Note	1.63	8-31-2022	151,000	144,577
U.S. Treasury Note	1.63	11-15-2022	150,000	143,273
U.S. Treasury Note	1.63	4-30-2023	128,000	121,580
U.S. Treasury Note	1.63	5-31-2023	128,000	121,480

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.63%	10-31-2023	$90,000	$84,941
U.S. Treasury Note	1.63	2-15-2026	102,000	93,561
U.S. Treasury Note	1.63	5-15-2026	105,000	96,034
U.S. Treasury Note	1.75	9-30-2019	144,000	142,791
U.S. Treasury Note	1.75	11-30-2019	111,000	109,881
U.S. Treasury Note	1.75	10-31-2020	148,000	145,225
U.S. Treasury Note	1.75	11-15-2020	102,000	100,048
U.S. Treasury Note	1.75	12-31-2020	148,000	144,988
U.S. Treasury Note	1.75	11-30-2021	134,000	130,022
U.S. Treasury Note	1.75	2-28-2022	129,000	124,792
U.S. Treasury Note	1.75	3-31-2022	128,000	123,745
U.S. Treasury Note	1.75	4-30-2022	126,000	121,674
U.S. Treasury Note	1.75	5-15-2022	111,000	107,158
U.S. Treasury Note	1.75	5-31-2022	149,000	143,756
U.S. Treasury Note	1.75	6-30-2022	149,000	143,628
U.S. Treasury Note	1.75	9-30-2022	144,000	138,471
U.S. Treasury Note	1.75	1-31-2023	129,000	123,583
U.S. Treasury Note	1.75	5-15-2023	226,000	215,839
U.S. Treasury Note	1.88	12-31-2019	109,000	108,029
U.S. Treasury Note	1.88	6-30-2020	86,000	84,891
U.S. Treasury Note	1.88	12-15-2020	100,000	98,316
U.S. Treasury Note	1.88	11-30-2021	128,000	124,715
U.S. Treasury Note	1.88	1-31-2022	157,000	152,695
U.S. Treasury Note	1.88	2-28-2022	153,000	148,715
U.S. Treasury Note	1.88	3-31-2022	153,000	148,583
U.S. Treasury Note	1.88	4-30-2022	153,000	148,452
U.S. Treasury Note	1.88	5-31-2022	128,000	124,110
U.S. Treasury Note	1.88	7-31-2022	149,000	144,210
U.S. Treasury Note	1.88	8-31-2022	142,000	137,335
U.S. Treasury Note	1.88	9-30-2022	144,000	139,179
U.S. Treasury Note	1.88	10-31-2022	143,000	138,107
U.S. Treasury Note	1.88	8-31-2024	125,000	118,545
U.S. Treasury Note	2.00	1-31-2020	109,000	108,178
U.S. Treasury Note	2.00	7-31-2020	101,000	99,864
U.S. Treasury Note	2.00	9-30-2020	106,000	104,671
U.S. Treasury Note	2.00	11-30-2020	122,000	120,327
U.S. Treasury Note	2.00	1-15-2021	100,000	98,527
U.S. Treasury Note	2.00	2-28-2021	105,000	103,355
U.S. Treasury Note	2.00	5-31-2021	146,000	143,462
U.S. Treasury Note	2.00	8-31-2021	127,000	124,515
U.S. Treasury Note	2.00	10-31-2021	126,000	123,352
U.S. Treasury Note	2.00	11-15-2021	178,000	174,238
U.S. Treasury Note	2.00	12-31-2021	155,000	151,531
U.S. Treasury Note	2.00	2-15-2022	133,000	129,898
U.S. Treasury Note	2.00	7-31-2022	144,000	140,068
U.S. Treasury Note	2.00	10-31-2022	143,000	138,822
U.S. Treasury Note	2.00	11-30-2022	129,000	125,180
U.S. Treasury Note	2.00	2-15-2023	220,000	213,091
U.S. Treasury Note	2.00	4-30-2024	123,000	117,801
U.S. Treasury Note	2.00	5-31-2024	123,000	117,705

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	25

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	2.00%	6-30-2024	$123,000	$117,609
U.S. Treasury Note	2.00	2-15-2025	289,000	274,775
U.S. Treasury Note	2.00	8-15-2025	220,000	208,355
U.S. Treasury Note	2.00	11-15-2026	170,000	159,262
U.S. Treasury Note	2.13	8-31-2020	138,000	136,739
U.S. Treasury Note	2.13	1-31-2021	132,000	130,412
U.S. Treasury Note	2.13	6-30-2021	142,000	139,937
U.S. Treasury Note	2.13	8-15-2021	178,000	175,240
U.S. Treasury Note	2.13	9-30-2021	128,000	125,905
U.S. Treasury Note	2.13	12-31-2021	126,000	123,701
U.S. Treasury Note	2.13	6-30-2022	126,000	123,249
U.S. Treasury Note	2.13	12-31-2022	129,000	125,730
U.S. Treasury Note	2.13	11-30-2023	110,000	106,459
U.S. Treasury Note	2.13	2-29-2024	128,000	123,625
U.S. Treasury Note	2.13	3-31-2024	127,000	122,570
U.S. Treasury Note	2.13	7-31-2024	123,000	118,368
U.S. Treasury Note	2.13	5-15-2025	234,000	223,881
U.S. Treasury Note	2.25	2-29-2020	118,000	117,511
U.S. Treasury Note	2.25	2-15-2021	109,000	108,033
U.S. Treasury Note	2.25	3-31-2021	135,000	133,687
U.S. Treasury Note	2.25	4-30-2021	142,000	140,580
U.S. Treasury Note	2.25	7-31-2021	120,000	118,636
U.S. Treasury Note	2.25	12-31-2023	127,000	123,627
U.S. Treasury Note	2.25	1-31-2024	127,000	123,542
U.S. Treasury Note	2.25	10-31-2024	121,000	117,105
U.S. Treasury Note	2.25	11-15-2024	290,000	280,541
U.S. Treasury Note	2.25	12-31-2024	118,000	114,087
U.S. Treasury Note	2.25	11-15-2025	219,000	210,591
U.S. Treasury Note	2.25	2-15-2027	196,000	186,989
U.S. Treasury Note	2.25	8-15-2027	101,000	96,100
U.S. Treasury Note	2.25	11-15-2027	99,000	94,073
U.S. Treasury Note	2.38	12-31-2020	123,000	122,351
U.S. Treasury Note	2.38	1-31-2023	144,000	141,818
U.S. Treasury Note	2.38	8-15-2024	289,000	282,080
U.S. Treasury Note	2.38	5-15-2027	283,000	272,432
U.S. Treasury Note	2.50	8-15-2023	190,000	187,744
U.S. Treasury Note	2.50	5-15-2024	281,000	276,544
U.S. Treasury Note	2.50	1-31-2025	116,000	113,857
U.S. Treasury Note	2.63	8-15-2020	142,000	142,172
U.S. Treasury Note	2.63	11-15-2020	230,000	230,198
U.S. Treasury Note	2.63	2-28-2023	146,000	145,373
U.S. Treasury Note	2.75	11-15-2023	251,000	250,863
U.S. Treasury Note	2.75	2-15-2024	217,000	216,669
U.S. Treasury Note	2.75	2-28-2025	121,000	120,546
U.S. Treasury Note	2.75	2-15-2028	189,000	187,309
U.S. Treasury Note	3.13	5-15-2019	142,000	142,932
U.S. Treasury Note	3.13	5-15-2021	155,000	157,125
U.S. Treasury Note	3.38	11-15-2019	159,000	160,907
U.S. Treasury Note	3.50	5-15-2020	138,000	140,426
U.S. Treasury Note	3.63	8-15-2019	113,000	114,514

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo VT Index Asset Allocation Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	3.63%	2-15-2020	$191,000	$194,380
U.S. Treasury Note	3.63	2-15-2021	199,000	204,068
U.S. Treasury Note	6.00	2-15-2026	42,000	51,135
U.S. Treasury Note	6.25	8-15-2023	35,000	40,838
U.S. Treasury Note	6.50	11-15-2026	28,000	35,645
U.S. Treasury Note	6.63	2-15-2027	18,000	23,214
U.S. Treasury Note	6.75	8-15-2026	21,000	26,984
U.S. Treasury Note	7.13	2-15-2023	24,000	28,553
U.S. Treasury Note	7.25	8-15-2022	24,000	28,249
U.S. Treasury Note	7.50	11-15-2024	22,000	28,029
U.S. Treasury Note	7.63	11-15-2022	12,000	14,418
U.S. Treasury Note	7.63	2-15-2025	20,000	25,798
U.S. Treasury Note	7.88	2-15-2021	15,000	16,994
U.S. Treasury Note	8.00	11-15-2021	48,000	56,216
U.S. Treasury Note	8.13	8-15-2019	29,000	30,815
U.S. Treasury Note	8.13	5-15-2021	17,000	19,568
U.S. Treasury Note	8.13	8-15-2021	15,000	17,453
U.S. Treasury Note	8.50	2-15-2020	15,000	16,425
U.S. Treasury Note	8.75	5-15-2020	12,000	13,372
U.S. Treasury Note	8.75	8-15-2020	27,000	30,425

Total U.S. Treasury Securities (Cost $31,071,919)				30,457,902

	Yield
Short-Term Investments: 0.40%

U.S. Treasury Securities: 0.40%
U.S. Treasury Bill (z)#	1.62	7-19-2018	311,000	310,747

Total Short-Term Investments (Cost $310,734)				310,747

Total investments in securities (Cost $54,374,521)	99.90%	76,403,531
Other assets and liabilities, net	0.10	73,126

Total net assets	100.00%	$76,476,657

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	27

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	42	9-21-2018	$5,852,996	$5,715,360	$0	$(137,636)
Short
10-Year U.S. Treasury Notes	(24)	9-19-2018	(2,869,431)	(2,884,500)	0	(15,069)

					$0	$(152,705)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Financials
Banks
Wells Fargo & Company	9,538	0	868	8,670	$25,791	$(77,221)	$7,192	$480,665	0.63%

Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC *	17,598	242,626	260,224	0	0	0	47
Wells Fargo Government MoneyMarket Fund Select *	1,676,790	5,117,047	6,793,837	0	0	0	2,217

					$25,791	$(77,221)	$9,456	$480,665	0.63%

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo VT Index Asset Allocation Fund	Statement of assets and liabilities—June 30, 2018 (unaudited)

Assets
Investments
In unaffiliated securities, at value (cost $54,117,839)	$75,922,865
In affiliated securities, at value (cost $256,682)	480,665
Receivable for investments sold	43,551
Receivable for Fund shares sold	1,389
Receivable for daily variation margin on open futures contracts	4,931
Receivable for dividends and interest	227,216

Total assets	76,680,617

Liabilities
Payable for Fund shares redeemed	40,077
Management fee payable	37,876
Payable for investments purchased	22,627
Professional fees payable	22,378
Custodian and accounting fees payable	22,122
Distribution fee payable	16,450
Shareholder report expenses payable	13,173
Due to custodian bank	12,353
Administration fees payable	5,263
Trustees’ fees and expenses payable	4,257
Accrued expenses and other liabilities	7,384

Total liabilities	203,960

Total net assets	$76,476,657

NET ASSETS CONSIST OF
Paid-in capital	$48,134,148
Undistributed net investment income	12,040
Accumulated net realized gains on investments	6,454,164
Net unrealized gains on investments	21,876,305

Total net assets	$76,476,657

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 2	$76,476,657
Shares outstanding – Class 2[1]	3,721,164
Net asset value per share – Class 2	$20.55

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended June 30, 2018 (unaudited)	Wells Fargo VT Index Asset Allocation Fund	29

Investment income
Dividends	$452,449
Interest	289,336
Income from affiliated securities	9,456

Total investment income	751,241

Expenses
Management fee	236,734
Administration fee
Class 2	31,565
Distribution fee
Class 2	98,639
Custody and accounting fees	9,660
Professional fees	18,054
Shareholder report expenses	6,690
Trustees’ fees and expenses	12,551
Other fees and expenses	7,207

Total expenses	421,100
Less: Fee waivers and/or expense reimbursements	(26,542)

Net expenses	394,558

Net investment income	356,683

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	2,675,038
Affiliated securities	25,791
Futures contracts	408,904

Net realized gains on investments	3,109,733

Net change in unrealized gains (losses) on:
Unaffiliated securities	(2,373,955)
Affiliated securities	(77,221)
Futures contracts	(199,867)

Net change in unrealized gains (losses) on investments	(2,651,043)

Net realized and unrealized gains (losses) on investments	458,690

Net increase in net assets resulting from operations	$815,373

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo VT Index Asset Allocation Fund	Statement of changes in net assets

	Six months ended June 30, 2018 (unaudited)		Year ended December 31, 2017

Operations
Net investment income		$356,683		$682,858
Net realized gains on investments		3,109,733		4,968,552
Net change in unrealized gains (losses) on investments		(2,651,043)		3,831,851

Net increase in net assets resulting from operations		815,373		9,483,261

Distributions to shareholders from
Net investment income – Class 2		(421,706)		(608,003)
Net realized gains – Class 2		0		(3,450,453)

Total distributions to shareholders		(421,706)		(4,058,456)

Capital share transactions	Shares		Shares
Proceeds from shares sold – Class 2	37,158	764,472	146,463	2,893,484
Reinvestment of distributions – Class 2	20,922	421,706	207,706	4,058,456
Payment for shares redeemed – Class 2	(344,309)	(7,059,154)	(601,794)	(11,926,259)

Net decrease in net assets resulting from capital share transactions		(5,872,976)		(4,974,319)

Total increase (decrease) in net assets		(5,479,309)		450,486

Net assets
Beginning of period		81,955,966		81,505,480

End of period		$76,476,657		$81,955,966

Undistributed net investment income		$12,040		$77,063

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Index Asset Allocation Fund	31

(For a share outstanding throughout each period)

	Six months ended June 30, 2018 (unaudited)	Year ended December 31
CLASS 2		2017	2016	2015	2014	2013
Net asset value, beginning of period	$20.45	$19.16	$18.47	$18.43	$15.85	$13.47
Net investment income	0.09	0.17	0.17	0.18	0.27	0.24
Net realized and unrealized gains (losses) on investments	0.12	2.12	1.21	0.05	2.57	2.39

Total from investment operations	0.21	2.29	1.39	0.23	2.84	2.63
Distributions to shareholders from
Net investment income	(0.11)	(0.15)	(0.17)	(0.19)	(0.26)	(0.25)
Net realized gains	0.00	(0.85)	(0.53)	0.00	0.00	0.00

Total distributions to shareholders	(0.11)	(1.00)	(0.70)	(0.19)	(0.26)	(0.25)
Net asset value, end of period	$20.55	$20.45	$19.16	$18.47	$18.43	$15.85
Total return[1]	1.04%	12.25%	7.67%	1.25%	18.06%	19.63%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.16%	1.10%	1.10%	1.02%	1.11%
Net expenses	1.00%	1.00%	1.00%	1.00%	0.99%	1.00%
Net investment income	0.90%	0.86%	0.93%	0.95%	1.58%	1.57%
Supplemental data
Portfolio turnover rate	5%	10%	15%	44%	3%	11%
Net assets, end of period (000s omitted)	$76,477	$81,956	$81,505	$81,495	$92,146	$86,935

[1]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to seperate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the

Notes to financial statements (unaudited)	Wells Fargo VT Index Asset Allocation Fund	33

securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates or security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily.To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

34	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements (unaudited)

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $54,591,754 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$22,063,944
Gross unrealized losses	(404,872)
Net unrealized gains	$21,659,072

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements (unaudited)	Wells Fargo VT Index Asset Allocation Fund	35

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$5,897,486	$0	$0	$5,897,486
Consumer staples	3,135,212	0	0	3,135,212
Energy	2,893,254	0	0	2,893,254
Financials	6,318,635	0	0	6,318,635
Health care	6,424,811	0	0	6,424,811
Industrials	4,363,293	0	0	4,363,293
Information technology	11,855,392	0	0	11,855,392
Materials	1,188,072	0	0	1,188,072
Real estate	1,302,607	0	0	1,302,607
Telecommunication services	910,126	0	0	910,126
Utilities	1,345,994	0	0	1,345,994

U.S. Treasury securities	30,457,902	0	0	30,457,902

Short-term investments
U.S. Treasury securities	310,747	0	0	310,747
Total assets	$76,403,531	$0	$0	$76,403,531
Liabilities
Futures contracts	$152,705	$0	$0	$152,705
Total liabilities	$152,705	$0	$0	$152,705

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. The current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.43% as the average daily net assets of the Fund increase. For the six months ended June 30, 2018, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of Class 2 shares.

36	Wells Fargo VT Index Asset Allocation Fund	Notes to financial statements (unaudited)

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When Class 2 of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2018 were $4,268,255 and $8,095,601, respectively.

6. DERIVATIVE TRANSACTIONS

During the six months ended June 30, 2018, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The Fund had an average notional amount of $5,494,874 in long futures contracts and $5,487,217 in short futures contracts during the six months ended June 30, 2018.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

The fair value of derivative instruments as of June 30, 2018 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate risk	Unrealized gains on futures contracts	$0	*	Unrealized losses on futures contracts	$15,069	*
Equity risk	Unrealized gains on futures contracts	0	*	Unrealized losses on futures contracts	137,636	*
		$0			$152,705

*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of June 30, 2018 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2018, was as follows for the Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$108,982	$(14,802)
Interest rate risk	299,922	(185,065)
	$408,904	$(199,867)

Notes to financial statements (unaudited)	Wells Fargo VT Index Asset Allocation Fund	37

7. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended June 30, 2018 there were no borrowings by the Fund under the agreement.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On July 13, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on July 12, 2018. The per share amounts payable on July 16, 2018 were as follows:

	Short-term capital gains	Long-term capital gains
Class 2	$0.00943	$1.31529

These distributions are not reflected in the accompanying financial statements.

38	Wells Fargo VT Index Asset Allocation Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo VT Index Asset Allocation Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

40	Wells Fargo VT Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo VT Index Asset Allocation Fund	41

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

42	Wells Fargo VT Index Asset Allocation Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT Index Asset Allocation Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT Index Asset Allocation Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Other information (unaudited)	Wells Fargo VT Index Asset Allocation Fund	43

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Index Asset Allocation Blended Index, for all periods under review other than the five-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratio of funds in a class-specific expense group that was determined by Broadridge to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratio of the Fund was lower than the median net operating expense ratio of the expense Group.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rate with the average contractual investment management fee rate of funds in the expense Group at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rate of the Fund was lower than the sum of these average rates for the Fund’s expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology.

44	Wells Fargo VT Index Asset Allocation Fund	Other information (unaudited)

Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314253 08-18 SVT2/SAR136 06-18

Semi-Annual Report

June 30, 2018

Wells Fargo VT International Equity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT International Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT International Equity Fund for the six-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 2.65%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 dropped 3.77%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 fell 6.66%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.62% while fixed-income investments outside the U.S. lost 1.31%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 fell 0.25%, and the ICE BofAML U.S. High Yield Index7 was up 0.08%.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the European Central Bank and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT International Equity Fund	3

businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by another 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

4	Wells Fargo VT International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Venkateshwar Lal

Dale A. Winner, CFA®

Average annual total returns (%) as of June 30, 20181

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-17-1998	4.36	6.40	2.20	0.96	0.70
Class 2	7-31-2002	4.08	6.15	1.95	1.21	0.95
MSCI ACWI ex USA Index (Net)[4]	–	7.28	5.99	2.54	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT International Equity Fund	5

Ten largest holdings (%) as of June 30, 2018[5]
Den Norske Bank ASA	3.60
Bayer AG	3.46
Muenchener Rueckversicherungs Gesellschaft AG	3.40
Hitachi Limited	3.25
Orange SA	3.10
Novartis AG	3.07
Kingfisher plc	3.04
Compagnie de Saint-Gobain SA	2.96
Nomura Holdings Incorporated	2.95
SK Telecom Company Limited	2.89

Sector distribution as of June 30, 2018[6]

Country allocation as of June 30, 2018[6]

[1]	Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen VA International Equity Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.69% for Class 1 and 0.94% for Class 2. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,122.45	$3.63	0.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.37	$3.46	0.69%
Class 2
Actual	$1,000.00	$1,119.10	$4.94	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71	0.94%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT International Equity Fund	7

Security name	Shares	Value

Common Stocks: 94.07%

Australia: 2.15%
Origin Energy Limited (Energy, Oil, Gas & Consumable Fuels) †	274,558	$2,036,438

Brazil: 2.71%
Cosan Limited Class A (Energy, Oil, Gas & Consumable Fuels)	335,918	2,563,054

Canada: 2.59%
Home Capital Group Incorporated (Financials, Thrifts & Mortgage Finance) †«	129,900	1,483,132
Lundin Mining Corporation (Materials, Metals & Mining)	173,451	964,460

		2,447,592

China: 10.65%
China Everbright Limited (Financials, Capital Markets)	1,034,000	1,891,806
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	278,500	2,471,115
HollySys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components)	121,934	2,699,619
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	950,000	2,614,680
Yixin Group Limited (Financials, Consumer Finance) †«	947,000	395,685

		10,072,905

France: 6.06%
Compagnie de Saint-Gobain SA (Industrials, Building Products)	62,858	2,800,006
Orange SA (Telecommunication Services, Diversified Telecommunication Services)	175,784	2,934,210

		5,734,216

Germany: 14.61%
Bayer AG (Health Care, Pharmaceuticals)	29,835	3,276,584
Ceconomy AG (Consumer Discretionary, Specialty Retail)	203,575	1,693,045
Metro AG (Consumer Staples, Food & Staples Retailing) «	73,077	900,589
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	15,300	3,216,715
Rheinmetall AG (Industrials, Industrial Conglomerates)	6,671	733,959
SAP SE (Information Technology, Software)	14,126	1,630,390
Siemens AG (Industrials, Industrial Conglomerates)	17,982	2,369,233

		13,820,515

Hong Kong: 1.74%
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	1,358,000	1,647,176

Israel: 1.26%
Check Point Software Technologies Limited (Information Technology, Software) †	12,253	1,196,873

Italy: 1.96%
Eni SpA (Energy, Oil, Gas & Consumable Fuels)	53,589	993,613
Prysmian SpA (Industrials, Electrical Equipment)	8,332	206,740
UniCredit SpA (Financials, Banks)	39,740	658,667

		1,859,020

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo VT International Equity Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Japan: 10.89%
Daiwa Securities Group Incorporated (Financials, Capital Markets)	462,000	$2,677,690
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	436,000	3,071,612
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	310,600	1,759,512
Nomura Holdings Incorporated (Financials, Capital Markets)	577,100	2,792,619

		10,301,433

Malaysia: 1.73%
CIMB Group Holdings Bhd (Financials, Banks)	1,210,884	1,632,558

Netherlands: 6.61%
Koninklijke Philips NV (Industrials, Industrial Conglomerates)	53,649	2,272,998
NN Group NV (Financials, Insurance)	52,261	2,119,518
OCI NV (Materials, Chemicals) †«	69,170	1,857,456

		6,249,972

Norway: 3.60%
Den Norske Bank ASA (Financials, Banks)	174,962	3,407,046

Russia: 1.86%
Mobile TeleSystems PJSC ADR (Telecommunication Services, Wireless Telecommunication Services)	199,374	1,760,472

South Africa: 2.19%
Sasol Limited (Materials, Chemicals)	57,073	2,075,563

South Korea: 4.43%
Hana Financial Group Incorporated (Financials, Banks)	24,405	937,170
Samsung Electronics Company Limited GDR (Information Technology, Technology Hardware, Storage & Peripherals) 144A	502	520,656
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	13,086	2,735,098

		4,192,924

Switzerland: 3.51%
Novartis AG (Health Care, Pharmaceuticals)	38,306	2,901,715
Zurich Insurance Group AG (Financials, Insurance)	1,427	422,006

		3,323,721

United Kingdom: 15.52%
BP plc (Energy, Oil, Gas & Consumable Fuels)	209,677	1,595,331
John Wood Group plc (Energy, Energy Equipment & Services)	289,048	2,386,959
Kingfisher plc (Consumer Discretionary, Specialty Retail)	735,016	2,874,359
Man Group plc (Financials, Capital Markets)	836,979	1,940,213
Sensata Technologies Holding plc (Industrials, Electrical Equipment) †	49,234	2,342,554
Smiths Group plc (Industrials, Industrial Conglomerates)	42,071	939,759
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	1,074,002	2,601,545

		14,680,720

Total Common Stocks (Cost $86,109,821)		89,002,198

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT International Equity Fund	9

Security name	Yield	Shares	Value

Short-Term Investments: 7.47%

Investment Companies: 7.47%
Securities Lending Cash Investment LLC (l)(r)(u)	2.09%	4,965,056	$4,965,552
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	2,101,386	2,101,386

Total Short-Term Investments (Cost $7,066,938)			7,066,938

Total investments in securities (Cost $93,176,759)	101.54%	96,069,136
Other assets and liabilities, net	(1.54)	(1,455,072)

Total net assets	100.00%	$94,614,064

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
GDR	Global depositary receipt

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty¤¤	Settlement date	Unrealized gains	Unrealized losses
5,309,241 USD	4,525,000 EUR	Goldman Sachs	9-5-2018	$5,969	$0
6,826,457 USD	5,158,000 GBP	Morgan Stanley	9-5-2018	86,405	0

				$92,374	$0

¤¤	Transaction can only be closed with the originating counterparty.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	12,050,503	75,749,956	82,835,403	4,965,056	$25	$(25)	$102,798	$4,965,552
Wells Fargo Government Money Market Fund Select Class	12,257,057	80,008,042	90,163,713	2,101,386	0	0	56,290	2,101,386

					$25	$(25)	$159,088	$7,066,938	7.47%

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT International Equity Fund	Statement of assets and liabilities—June 30, 2018 (unaudited)

Assets
Investments in unaffiliated securities (including $4,655,990 of securities loaned), at value (cost $86,109,821)	$89,002,198
Investments in affiliated securities, at value (cost $7,066,938)	7,066,938
Cash segregated for forward foreign currency contracts	280,000
Foreign currency, at value (cost $2,051,096)	2,048,947
Receivable for investments sold	1,095,885
Receivable for Fund shares sold	28,928
Receivable for dividends	1,263,409
Receivable for securities lending income	15,374
Unrealized gains on forward foreign currency contracts	92,374
Prepaid expenses and other assets	2,981

Total assets	100,897,034

Liabilities
Payable upon receipt of securities loaned	4,965,314
Payable for investments purchased	1,214,382
Management fee payable	26,260
Payable for Fund shares redeemed	17,627
Distribution fee payable	15,540
Administration fees payable	6,687
Trustees’ fees and expenses payable	2,265
Accrued expenses and other liabilities	34,895

Total liabilities	6,282,970

Total net assets	$94,614,064

NET ASSETS CONSIST OF
Paid-in capital	$24,949,078
Undistributed net investment income	14,063,637
Accumulated net realized gains on investments	52,574,132
Net unrealized gains on investments	3,027,217

Total net assets	$94,614,064

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$24,130,465
Shares outstanding – Class 1[1]	4,815,744
Net asset value per share – Class 1	$5.01
Net assets – Class 2	$70,483,599
Shares outstanding – Class 2[1]	13,984,762
Net asset value per share – Class 2	$5.04

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended June 30, 2018 (unaudited)	Wells Fargo VT International Equity Fund	11

Investment income
Dividends (net of foreign withholding taxes of $437,527)	$3,413,317
Income from affiliated securities	159,088

Total investment income	3,572,405

Expenses
Management fee	921,502
Administration fees
Class 1	10,746
Class 2	81,405
Distribution fee
Class 2	254,389
Custody and accounting fees	63,065
Professional fees	24,400
Shareholder report expenses	30,431
Trustees’ fees and expenses	9,870
Other fees and expenses	5,997

Total expenses	1,401,805
Less: Fee waivers and/or expense reimbursements	(352,621)

Net expenses	1,049,184

Net investment income	2,523,221

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	37,716,559
Affiliated securities	25
Forward foreign currency contracts	(967,549)

Net realized gains on investments	36,749,035

Net change in unrealized gains (losses) on:
Unaffiliated securities	(47,259,309)
Affiliated securities	(25)
Forward foreign currency contracts	513,067

Net change in unrealized gains (losses) on investments	(46,746,267)

Net realized and unrealized gains (losses) on investments	(9,997,232)

Net decrease in net assets resulting from operations	$(7,474,011)

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT International Equity Fund	Statement of changes in net assets

	Six months ended June 30, 2018 (unaudited)		Year ended December 31, 2017

Operations
Net investment income		$2,523,221		$7,288,710
Net realized gains on investments		36,749,035		31,414,269
Net change in unrealized gains (losses) on investments		(46,746,267)		33,943,918

Net increase (decrease) in net assets resulting from operations		(7,474,011)		72,646,897

Distributions to shareholders from
Net investment income
Class 1		0		(806,868)
Class 2		0		(8,561,142)

Total distributions to shareholders		0		(9,368,010)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	100,014	544,027	376,263	1,876,925
Class 2	319,812	1,753,761	962,895	4,831,998

		2,297,788		6,708,923

Reinvestment of distributions
Class 1	0	0	164,667	806,868
Class 2	0	0	1,733,025	8,561,142

		0		9,368,010

Payment for shares redeemed
Class 1	(527,051)	(2,837,720)	(992,988)	(4,886,469)
Class 2	(45,494,605)	(243,575,054)	(8,469,095)	(42,031,034)

		(246,412,774)		(46,917,503)

Net decrease in net assets resulting from capital share transactions		(244,114,986)		(30,840,570)

Total increase (decrease) in net assets		(251,588,997)		32,438,317

Net assets
Beginning of period		346,203,061		313,764,744

End of period		$94,614,064		$346,203,061

Undistributed net investment income		$14,063,637		$11,540,416

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT International Equity Fund	13

(For a share outstanding throughout each period)

	Six months ended June 30, 2018 (unaudited)	Year ended December 31
CLASS 1		2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.34	$4.41	$4.82	$4.92	$5.48	$4.94
Net investment income	0.09 [1]	0.12 [1]	0.11 [1]	0.11 [1]	0.18 [1]	0.12 [1]
Net realized and unrealized gains (losses) on investments	(0.42)	0.96	(0.01)	0.02	(0.46)	0.82

Total from investment operations	(0.33)	1.08	0.10	0.13	(0.28)	0.94
Distributions to shareholders from
Net investment income	0.00	(0.15)	(0.15)	(0.23)	(0.16)	(0.13)
Net realized gains	0.00	0.00	(0.36)	0.00	(0.12)	(0.27)

Total distributions to shareholders	0.00	(0.15)	(0.51)	(0.23)	(0.28)	(0.40)
Net asset value, end of period	$5.01	$5.34	$4.41	$4.82	$4.92	$5.48
Total return[2]	(6.18)%	24.86%	3.25%	2.30%	(5.30)%	19.94%
Ratios to average net assets (annualized)
Gross expenses	1.05%	0.95%	0.95%	0.95%	0.94%	0.95%
Net expenses	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income	3.26%	2.41%	2.49%	2.04%	3.44%	2.36%
Supplemental data
Portfolio turnover rate	26%	55%	77%	34%	39%	32%
Net assets, end of period (000s omitted)	$24,130	$28,001	$25,137	$30,254	$32,599	$42,021

[1]	Calculated based upon average shares outstanding

[2]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2018 (unaudited)	Year ended December 31
CLASS 2		2017	2016	2015	2014	2013
Net asset value, beginning of period	$5.38	$4.45	$4.84	$4.95	$5.50	$4.96
Net investment income	0.06 [1]	0.11 [1]	0.10	0.09 [1]	0.16	0.11 [1]
Net realized and unrealized gains (losses) on investments	(0.40)	0.96	0.00	0.01	(0.45)	0.82

Total from investment operations	(0.34)	1.07	0.10	0.10	(0.29)	0.93
Distributions to shareholders from
Net investment income	0.00	(0.14)	(0.13)	(0.21)	(0.14)	(0.12)
Net realized gains	0.00	0.00	(0.36)	0.00	(0.12)	(0.27)

Total distributions to shareholders	0.00	(0.14)	(0.49)	(0.21)	(0.26)	(0.39)
Net asset value, end of period	$5.04	$5.38	$4.45	$4.84	$4.95	$5.50
Total return[2]	(6.32)%	24.34%	3.30%	1.80%	(5.35)%	19.52%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.20%	1.20%	1.20%	1.20%	1.20%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	2.05%	2.18%	2.25%	1.77%	3.07%	2.08%
Supplemental data
Portfolio turnover rate	26%	55%	77%	34%	39%	32%
Net assets, end of period (000s omitted)	$70,484	$318,202	$288,628	$295,215	$310,909	$319,565

[1]	Calculated based upon average shares outstanding

[2]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo VT International Equity Fund	15

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT International Equity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On June 30, 2018, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair

16	Wells Fargo VT International Equity Fund	Notes to financial statements (unaudited)

valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contracts. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Participation notes

The Fund may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Fund has no rights against the issuer of the underlying foreign security and participation notes expose the Fund to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds

Notes to financial statements (unaudited)	Wells Fargo VT International Equity Fund	17

Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $99,628,951 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$4,262,445
Gross unrealized losses	(7,729,886)
Net unrealized losses	$(3,467,441)

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

18	Wells Fargo VT International Equity Fund	Notes to financial statements (unaudited)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$0	$2,036,438	$0	$2,036,438
Brazil	2,563,054	0	0	2,563,054
Canada	2,447,592	0	0	2,447,592
China	2,699,619	7,373,286	0	10,072,905
France	0	5,734,216	0	5,734,216
Germany	0	13,820,515	0	13,820,515
Hong Kong	0	1,647,176	0	1,647,176
Israel	1,196,873	0	0	1,196,873
Italy	0	1,859,020	0	1,859,020
Japan	0	10,301,433	0	10,301,433
Malaysia	0	1,632,558	0	1,632,558
Netherlands	0	6,249,972	0	6,249,972
Norway	0	3,407,046	0	3,407,046
Russia	1,760,472	0	0	1,760,472
South Africa	0	2,075,563	0	2,075,563
South Korea	0	4,192,924	0	4,192,924
Switzerland	0	3,323,721	0	3,323,721
United Kingdom	2,342,554	12,338,166	0	14,680,720

Short-term investments
Investment companies	2,101,386	0	0	2,101,386
Investments measured at net asset value*				4,965,552
	15,111,550	75,992,034	0	96,069,136
Forward foreign currency contracts	0	92,374	0	92,374
Total assets	$15,111,550	$76,084,408	$0	$96,161,510

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $4,965,552 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of investments. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, fair value pricing was used in pricing certain foreign securities and common stocks valued at $68,298,593 were transferred from Level 1 to Level 2 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

5. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement,

Notes to financial statements (unaudited)	Wells Fargo VT International Equity Fund	19

Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the six months ended June 30, 2018, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.69% for Class 1 shares and 0.94% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2018 were $58,736,123 and $289,659,730, respectively.

7. DERIVATIVE TRANSACTIONS

During the six months ended June 30, 2018, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $8,371,865 and $9,814,217 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the six months ended June 30, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across

20	Wells Fargo VT International Equity Fund	Notes to financial statements (unaudited)

transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
Goldman Sachs	$5,969	*	$0	$0	$5,969
Morgan Stanley	86,405	*	0	0	86,405

*	Amount represents cumulative unrealized gains (losses) on forward foreign currency contracts as reported in the table following the Portfolio of investments.

8. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended June 30, 2018, there were no borrowings by the Fund under the agreement.

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On July 13, 2018, the Fund declared distributions from net investment income and long-term capital gains to shareholders of record on July 12, 2018. The per share amounts payable on July 16, 2018 were as follows:

	Net investment income	Long-term capital gains
Class 1	$0.61080	$1.20688
Class 2	0.58499	1.20688

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo VT International Equity Fund	21

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo VT International Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT International Equity Fund	23

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

24	Wells Fargo VT International Equity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo VT International Equity Fund	25

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT International Equity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT International Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

26	Wells Fargo VT International Equity Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than or in range of its benchmark index, the MSCI ACWI Index, for the three-, five-, and ten-year periods under review, but lower than its benchmark for the one-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo VT International Equity Fund	27

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314254 08-18 SVT3/SAR140 06-18

Semi-Annual Report

June 30, 2018

Wells Fargo VT Omega Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Omega Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT Omega Growth Fund for the six-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 2.65%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 dropped 3.77%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 fell 6.66%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.62% while fixed-income investments outside the U.S. lost 1.31%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 fell 0.25%, and the ICE BofAML U.S. High Yield Index7 was up 0.08%.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the European Central Bank and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Omega Growth Fund	3

businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by another 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

4	Wells Fargo VT Omega Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of June 30, 20181

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	3-6-1997	26.64	14.81	13.44	0.82	0.75
Class 2	7-31-2002	26.29	14.53	13.15	1.07	1.00
Russell 3000® Growth Index[4]	–	22.47	16.14	11.78	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Omega Growth Fund	5

Ten largest holdings (%) as of June 30, 2018[5]
Amazon.com Incorporated	6.57
Microsoft Corporation	6.12
Visa Incorporated Class A	4.03
UnitedHealth Group Incorporated	3.92
Alphabet Incorporated Class A	3.75
First Data Corporation Class A	2.35
Waste Connections Incorporated	2.29
Cintas Corporation	1.90
SiteOne Landscape Supply Incorporated	1.86
Netflix Incorporated	1.84

Sector distribution as of June 30, 2018[6]

[1]	Historical performance shown prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen VA Omega Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Omega Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,184.68	$4.06	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class 2
Actual	$1,000.00	$1,183.35	$5.41	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Omega Growth Fund	7

Security name	Shares	Value

Common Stocks: 99.79%

Consumer Discretionary: 17.83%

Auto Components: 1.43%
Aptiv plc	14,900	$1,365,287

Automobiles: 0.79%
Ferrari NV	5,600	756,056

Diversified Consumer Services: 3.07%
Adtalem Global Education Incorporated †	29,800	1,433,380
Bright Horizons Family Solutions Incorporated †	14,700	1,507,044

		2,940,424

Hotels, Restaurants & Leisure: 2.52%
Melco Crown Entertainment Limited ADR	44,800	1,254,400
Vail Resorts Incorporated	4,200	1,151,598

		2,405,998

Internet & Direct Marketing Retail: 8.41%
Amazon.com Incorporated †	3,700	6,289,260
Netflix Incorporated †	4,500	1,761,435

		8,050,695

Specialty Retail: 1.61%
The Home Depot Incorporated	7,900	1,541,290

Consumer Staples: 1.55%

Food Products: 1.55%
Lamb Weston Holdings Incorporated	21,600	1,479,816

Energy: 0.73%

Oil, Gas & Consumable Fuels: 0.73%
Pioneer Natural Resources Company	3,700	700,188

Financials: 4.52%

Capital Markets: 3.13%
Intercontinental Exchange Incorporated	21,500	1,581,325
Raymond James Financial Incorporated	15,806	1,412,266

		2,993,591

Consumer Finance: 1.39%
SLM Corporation †	116,400	1,332,780

Health Care: 10.35%

Biotechnology: 1.75%
Celgene Corporation †	12,566	997,992
Exelixis Incorporated †	31,500	677,880

		1,675,872

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo VT Omega Growth Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Health Care Equipment & Supplies: 2.52%
Baxter International Incorporated	10,500	$775,320
Edwards Lifesciences Corporation †	6,400	931,648
Hologic Incorporated †	17,600	699,600

		2,406,568

Health Care Providers & Services: 4.74%
Amedisys Incorporated †	9,188	785,206
UnitedHealth Group Incorporated	15,300	3,753,702

		4,538,908

Life Sciences Tools & Services: 1.34%
Illumina Incorporated †	4,600	1,284,734

Industrials: 15.65%

Aerospace & Defense: 2.54%
BWX Technologies Incorporated	22,800	1,420,896
Mercury Computer Systems Incorporated †	26,500	1,008,590

		2,429,486

Commercial Services & Supplies: 4.19%
Cintas Corporation	9,800	1,813,686
Waste Connections Incorporated	29,146	2,194,111

		4,007,797

Electrical Equipment: 0.71%
Rockwell Automation Incorporated	4,100	681,543

Machinery: 2.30%
Evoqua Water Technologies Company †	64,259	1,317,310
Nordson Corporation	6,900	886,029

		2,203,339

Professional Services: 0.86%
TransUnion	11,494	823,430

Road & Rail: 1.69%
Union Pacific Corporation	11,400	1,615,152

Trading Companies & Distributors: 3.36%
SiteOne Landscape Supply Incorporated †	21,200	1,780,164
Univar Incorporated †	54,712	1,435,643

		3,215,807

Information Technology: 43.38%

Electronic Equipment, Instruments & Components: 0.83%
Littelfuse Incorporated	3,500	798,630

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Omega Growth Fund	9

Security name	Shares	Value

Internet Software & Services: 11.71%
Alibaba Group Holding Limited ADR †	7,400	$1,372,922
Alphabet Incorporated Class A †	3,180	3,590,824
Alphabet Incorporated Class C †	1,089	1,214,943
Box Incorporated Class A †	35,700	892,143
Facebook Incorporated Class A †	5,205	1,011,436
MercadoLibre Incorporated	3,900	1,165,827
Tencent Holdings Limited ADR	24,100	1,211,025
Yandex NV Class A †	20,700	743,130

		11,202,250

IT Services: 15.93%
Black Knight Incorporated †	25,100	1,344,105
EPAM Systems Incorporated †	11,315	1,406,794
Euronet Worldwide Incorporated †	8,700	728,799
Fidelity National Information Services Incorporated	8,300	880,049
First Data Corporation Class A †	107,300	2,245,789
FleetCor Technologies Incorporated †	3,900	821,535
Gartner Incorporated †	7,800	1,036,620
PayPal Holdings Incorporated †	6,500	541,255
Total System Services Incorporated	9,700	819,844
Visa Incorporated Class A	29,144	3,860,123
WEX Incorporated †	8,212	1,564,221

		15,249,134

Semiconductors & Semiconductor Equipment: 0.69%
Infineon Technologies AG ADR	25,700	657,149

Software: 14.22%
Activision Blizzard Incorporated	13,500	1,030,320
Autodesk Incorporated †	6,300	825,867
Microsoft Corporation	59,400	5,857,434
Nintendo Company Limited	24,600	1,003,434
Salesforce.com Incorporated †	12,400	1,691,360
ServiceNow Incorporated †	5,250	905,468
Take-Two Interactive Software Incorporated †	13,300	1,574,188
Ultimate Software Group Incorporated †	2,800	720,468

		13,608,539

Materials: 5.38%

Chemicals: 3.76%
Air Products & Chemicals Incorporated	8,400	1,308,132
Albemarle Corporation «	7,000	660,310
The Sherwin-Williams Company	4,000	1,630,280

		3,598,722

Construction Materials: 1.62%
Vulcan Materials Company	12,000	1,548,720

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Omega Growth Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name		Shares	Value

Real Estate: 0.40%

Equity REITs: 0.40%
SBA Communications Corporation †		2,300	$379,776

Total Common Stocks (Cost $62,933,826)			95,491,681

	Yield

Short-Term Investments: 1.25%

Investment Companies: 1.25%
Securities Lending Cash Investment LLC (l)(r)(u)	2.09%	631,887	631,950
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	566,105	566,105

Total Short-Term Investments (Cost $1,198,055)			1,198,055

Total investments in securities (Cost $64,131,881)	101.04%	96,689,736
Other assets and liabilities, net	(1.04)	(991,829)

Total net assets	100.00%	$95,697,907

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	551,145	16,444,681	16,363,939	631,887	$0	$0	$1,336	$631,950
Wells Fargo Government Money Market Fund Select Class	549,089	10,284,956	10,267,940	566,105	0	0	4,961	566,105

					$0	$0	$6,297	$1,198,055	1.25%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2018 (unaudited)	Wells Fargo VT Omega Growth Fund	11

Assets
Investments in unaffiliated securities (including $618,024 of securities loaned), at value (cost $62,933,826)	$95,491,681
Investments in affiliated securities, at value (cost $1,198,055)	1,198,055
Receivable for investments sold	746,579
Receivable for Fund shares sold	81
Receivable for dividends	28,058
Receivable for securities lending income	146
Prepaid expenses and other assets	1,319

Total assets	97,465,919

Liabilities
Payable for investments purchased	982,098
Payable upon receipt of securities loaned	631,950
Payable for Fund shares redeemed	56,596
Management fee payable	45,338
Distribution fee payable	12,294
Administration fees payable	6,608
Trustees’ fees and expenses payable	2,307
Accrued expenses and other liabilities	30,821

Total liabilities	1,768,012

Total net assets	$95,697,907

NET ASSETS CONSIST OF
Paid-in capital	$46,845,531
Accumulated net investment loss	(99,323)
Accumulated net realized gains on investments	16,393,844
Net unrealized gains on investments	32,557,855

Total net assets	$95,697,907

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$38,646,216
Shares outstanding – Class 1[1]	1,198,926
Net asset value per share – Class 1	$32.23
Net assets – Class 2	$57,051,691
Shares outstanding – Class 2[1]	1,840,685
Net asset value per share – Class 2	$30.99

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Omega Growth Fund	Statement of operations—six months ended June 30, 2018 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $2,064)	$324,122
Income from affiliated securities	6,297

Total investment income	330,419

Expenses
Management fee	286,432
Administration fees
Class 1	15,745
Class 2	22,446
Distribution fee
Class 2	70,144
Custody and accounting fees	6,407
Professional fees	24,108
Shareholder report expenses	14,565
Trustees’ fees and expenses	10,378
Other fees and expenses	3,063

Total expenses	453,288
Less: Fee waivers and/or expense reimbursements	(25,104)

Net expenses	428,184

Net investment loss	(97,765)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	6,755,537
Net change in unrealized gains (losses) on investments	3,416,188

Net realized and unrealized gains (losses) on investments	10,171,725

Net increase in net assets resulting from operations	$10,073,960

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Omega Growth Fund	13

	Six months ended June 30, 2018 (unaudited)		Year ended December 31, 2017

Operations
Net investment loss		$(97,765)		$(177,609)
Net realized gains on investments		6,755,537		10,095,655
Net change in unrealized gains (losses) on investments		3,416,188		15,304,268

Net increase in net assets resulting from operations		10,073,960		25,222,314

Distributions to shareholders from
Net investment income
Class 1		0		(89,539)
Class 2		0		(5,604)
Net realized gains
Class 1		0		(1,142,282)
Class 2		0		(1,424,939)

Total distributions to shareholders		0		(2,662,364)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	27,592	857,272	120,268	3,106,930
Class 2	91,553	2,750,199	281,240	7,004,117

		3,607,471		10,111,047

Reinvestment of distributions
Class 1	0	0	47,341	1,231,821
Class 2	0	0	57,039	1,430,543

		0		2,662,364

Payment for shares redeemed
Class 1	(163,280)	(5,109,093)	(336,089)	(8,699,569)
Class 2	(197,816)	(5,895,103)	(387,758)	(9,670,121)

		(11,004,196)		(18,369,690)

Net decrease in net assets resulting from capital share transactions		(7,396,725)		(5,596,279)

Total increase in net assets		2,677,235		16,963,671

Net assets
Beginning of period		93,020,672		76,057,001

End of period		$95,697,907		$93,020,672

Accumulated net investment loss		$(99,323)		$(1,558)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Omega Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2018 (unaudited)	Year ended December 31
CLASS 1		2017	2016	2015	2014	2013
Net asset value, beginning of period	$28.99	$22.20	$23.30	$27.57	$32.78	$25.56
Net investment income (loss)	(0.01)[1]	(0.02)[1]	0.10	(0.03)	(0.03)	(0.01)
Net realized and unrealized gains (losses) on investments	3.25	7.68	0.05	0.52	1.22	9.81

Total from investment operations	3.24	7.66	0.15	0.49	1.19	9.80
Distributions to shareholders from
Net investment income	0.00	(0.06)	0.00	0.00	0.00	(0.12)
Net realized gains	0.00	(0.81)	(1.25)	(4.76)	(6.40)	(2.46)

Total distributions to shareholders	0.00	(0.87)	(1.25)	(4.76)	(6.40)	(2.58)
Net asset value, end of period	$32.23	$28.99	$22.20	$23.30	$27.57	$32.78
Total return[2]	11.18%	34.95%	0.77%	1.62%	4.09%	40.22%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.82%	0.82%	0.79%	0.75%	0.75%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss)	(0.06)%	(0.07)%	0.26%	(0.11)%	(0.10)%	(0.12)%
Supplemental data
Portfolio turnover rate	23%	67%	90%	101%	88%	95%
Net assets, end of period (000s omitted)	$38,646	$38,687	$33,373	$40,362	$47,210	$55,867

[1]	Calculated based upon average shares outstanding

[2]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Omega Growth Fund	15

(For a share outstanding throughout each period)

	Six months ended June 30, 2018 (unaudited)	Year ended December 31
CLASS 2		2017	2016	2015	2014	2013
Net asset value, beginning of period	$27.91	$21.38	$22.54	$26.89	$32.19	$25.13
Net investment income (loss)	(0.06)	(0.08)	0.00 [1,2]	(0.09)	(0.10)	(0.12)
Net realized and unrealized gains (losses) on investments	3.14	7.39	0.09	0.50	1.20	9.68

Total from investment operations	3.08	7.31	0.09	0.41	1.10	9.56
Distributions to shareholders from
Net investment income	0.00	(0.00)[2]	0.00	0.00	0.00	(0.04)
Net realized gains	0.00	(0.78)	(1.25)	(4.76)	(6.40)	(2.46)

Total distributions to shareholders	0.00	(0.78)	(1.25)	(4.76)	(6.40)	(2.50)
Net asset value, end of period	$30.99	$27.91	$21.38	$22.54	$26.89	$32.19
Total return[3]	11.04%	34.60%	0.52%	1.34%	3.86%	39.88%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.07%	1.07%	1.04%	1.00%	1.04%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	(0.31)%	(0.31)%	0.01%	(0.36)%	(0.35)%	(0.37)%
Supplemental data
Portfolio turnover rate	23%	67%	90%	101%	88%	95%
Net assets, end of period (000s omitted)	$57,052	$54,334	$42,684	$49,963	$59,035	$68,658

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Omega Growth Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Omega Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements (unaudited)	Wells Fargo VT Omega Growth Fund	17

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $64,182,129 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$33,724,162
Gross unrealized losses	(1,216,555)
Net unrealized gains	$32,507,607

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

18	Wells Fargo VT Omega Growth Fund	Notes to financial statements (unaudited)
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$17,059,750	$0	$0	$17,059,750
Consumer staples	1,479,816	0	0	1,479,816
Energy	700,188	0	0	700,188
Financials	4,326,371	0	0	4,326,371
Health care	9,906,082	0	0	9,906,082
Industrials	14,976,554	0	0	14,976,554
Information technology	41,515,702	0	0	41,515,702
Materials	5,147,442	0	0	5,147,442
Real estate	379,776	0	0	379,776

Short-term investments
Investment companies	566,105	0	0	566,105
Investments measured at net asset value*				631,950
Total assets	$96,057,786	$0	$0	$96,689,736

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $631,950 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.43% as the average daily net assets of the Fund increase. For the six months ended June 30, 2018, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Notes to financial statements (unaudited)	Wells Fargo VT Omega Growth Fund	19

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2018 were $21,572,366 and $28,337,355, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

20	Wells Fargo VT Omega Growth Fund	Notes to financial statements (unaudited)

9. SUBSEQUENT DISTRIBUTIONS

On July 13, 2018, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on July 12, 2018. The per share amounts payable on July 16, 2018 were as follows:

	Short-term capital gains	Long-term capital gains
Class 1	$0.97948	$2.33037
Class 2	0.94175	2.24058

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo VT Omega Growth Fund	21

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo VT Omega Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT Omega Growth Fund	23

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

24	Wells Fargo VT Omega Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo VT Omega Growth Fund	25

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT Omega Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT Omega Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

26	Wells Fargo VT Omega Growth Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 3000 Growth Index, for the one- and ten-year periods under review, but lower than its benchmark index for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the more recent time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo VT Omega Growth Fund	27

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314255 08-18 SVT5/SAR142 06-18

Semi-Annual Report

June 30, 2018

Wells Fargo VT Opportunity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT Opportunity Fund for the six-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 2.65%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 dropped 3.77%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 fell 6.66%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.62% while fixed-income investments outside the U.S. lost 1.31%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 fell 0.25%, and the ICE BofAML U.S. High Yield Index7 was up 0.08%.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the European Central Bank and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Opportunity Fund	3

businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by another 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

4	Wells Fargo VT Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher J. Miller, CFA®

Average annual total returns (%) as of June 30, 20181

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	8-26-2011	14.17	11.85	9.62	0.86	0.75
Class 2	5-8-1992	13.92	11.57	9.44	1.11	1.00
Russell 3000® Index[4]	–	14.78	13.29	10.23	–	–

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Opportunity Fund	5

Ten largest holdings (%) as of June 30, 2018[5]
Alphabet Incorporated Class C	3.64
E*TRADE Financial Corporation	3.01
Salesforce.com Incorporated	2.87
LivaNova plc	2.81
MasterCard Incorporated Class A	2.46
EOG Resources Incorporated	2.45
Facebook Incorporated Class A	2.32
The Sherwin-Williams Company	2.30
Webster Financial Corporation	2.27
Bio-Rad Laboratories Incorporated Class A	2.12

Sector distribution as of June 30, 2018[6]

[1]

Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns for Class 1 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,089.43	$3.89	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%
Class 2
Actual	$1,000.00	$1,087.96	$5.18	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Opportunity Fund	7

Security name	Shares	Value

Common Stocks: 99.41%

Consumer Discretionary: 11.48%

Automobiles: 1.92%
General Motors Company	93,183	$3,671,410

Hotels, Restaurants & Leisure: 1.92%
Starbucks Corporation	75,151	3,671,126

Internet & Direct Marketing Retail: 1.82%
Amazon.com Incorporated †	2,049	3,482,890

Media: 3.11%
Comcast Corporation Class A	91,161	2,990,992
Twenty-First Century Fox Incorporated Class B	59,722	2,942,503

		5,933,495

Multiline Retail: 1.80%
Dollar General Corporation	34,841	3,435,323

Specialty Retail: 0.91%
L Brands Incorporated	47,296	1,744,276

Consumer Staples: 2.67%

Beverages: 1.42%
Molson Coors Brewing Company Class B	39,914	2,715,749

Household Products: 1.25%
Church & Dwight Company Incorporated	45,001	2,392,253

Energy: 8.13%

Oil, Gas & Consumable Fuels: 8.13%
Concho Resources Incorporated †	11,814	1,634,467
EOG Resources Incorporated	37,664	4,686,532
Noble Energy Incorporated	93,919	3,313,462
Pioneer Natural Resources Company	10,694	2,023,733
RSP Permian Incorporated †	88,075	3,877,062

		15,535,256

Financials: 16.70%

Banks: 7.50%
KeyCorp	190,043	3,713,440
Pinnacle Financial Partners Incorporated	47,728	2,928,113
PNC Financial Services Group Incorporated	24,851	3,357,370
Webster Financial Corporation	67,968	4,329,562

		14,328,485

Capital Markets: 4.68%
E*TRADE Financial Corporation †	93,911	5,743,597
Intercontinental Exchange Incorporated	43,493	3,198,910

		8,942,507

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo VT Opportunity Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Insurance: 4.52%
Chubb Limited	28,326	$3,597,969
Marsh & McLennan Companies Incorporated	29,237	2,396,557
Willis Towers Watson plc	17,465	2,647,694

		8,642,220

Health Care: 17.19%

Biotechnology: 2.03%
Alexion Pharmaceuticals Incorporated †	11,726	1,455,783
Celgene Corporation †	30,461	2,419,213

		3,874,996

Health Care Equipment & Supplies: 5.41%
LivaNova plc †	53,713	5,361,632
Medtronic plc	33,511	2,868,877
Zimmer Biomet Holdings Incorporated	19,052	2,123,155

		10,353,664

Health Care Providers & Services: 1.21%
Cigna Corporation	13,632	2,316,758

Health Care Technology: 0.61%
Cerner Corporation †	19,392	1,159,448

Life Sciences Tools & Services: 4.68%
Agilent Technologies Incorporated	37,094	2,293,893
Bio-Rad Laboratories Incorporated Class A †	14,012	4,043,022
Thermo Fisher Scientific Incorporated	12,578	2,605,407

		8,942,322

Pharmaceuticals: 3.25%
Mylan NV †	60,981	2,203,853
Novartis AG ADR	53,140	4,014,196

		6,218,049

Industrials: 12.35%

Aerospace & Defense: 4.82%
Airbus SE	31,738	3,703,659
Lockheed Martin Corporation	11,363	3,356,971
Safran SA	17,819	2,157,967

		9,218,597

Airlines: 1.86%
Delta Air Lines Incorporated	21,524	1,066,299
United Continental Holdings Incorporated †	35,829	2,498,356

		3,564,655

Building Products: 1.22%
Fortune Brands Home & Security Incorporated	43,464	2,333,582

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Opportunity Fund	9

Security name	Shares	Value

Commercial Services & Supplies: 1.24%
Republic Services Incorporated	34,561	$2,362,590

Machinery: 2.72%
Gardner Denver Holdings Incorporated †	93,991	2,762,395
The Timken Company	55,861	2,432,747

		5,195,142

Road & Rail: 0.49%
Hertz Global Holdings Incorporated «†	60,534	928,592

Information Technology: 23.26%

Electronic Equipment, Instruments & Components: 1.64%
Amphenol Corporation Class A	36,086	3,144,895

Internet Software & Services: 5.96%
Alphabet Incorporated Class C †	6,241	6,962,769
Facebook Incorporated Class A †	22,850	4,440,212

		11,402,981

IT Services: 4.13%
Fidelity National Information Services Incorporated	30,029	3,183,975
MasterCard Incorporated Class A	23,942	4,705,082

		7,889,057

Semiconductors & Semiconductor Equipment: 3.74%
Broadcom Incorporated	12,828	3,112,586
Texas Instruments Incorporated	36,546	4,029,197

		7,141,783

Software: 5.79%
Oracle Corporation	82,129	3,618,604
Red Hat Incorporated †	14,567	1,957,368
Salesforce.com Incorporated †	40,206	5,484,098

		11,060,070

Technology Hardware, Storage & Peripherals: 2.00%
Apple Incorporated	20,675	3,827,149

Materials: 4.97%

Chemicals: 2.30%
The Sherwin-Williams Company	10,799	4,401,348

Metals & Mining: 2.67%
Goldcorp Incorporated	143,337	1,965,150
Steel Dynamics Incorporated	68,160	3,131,952

		5,097,102

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Opportunity Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name		Shares	Value

Real Estate: 2.66%

Equity REITs: 2.66%
American Tower Corporation		17,133	$2,470,065
Equinix Incorporated		6,065	2,607,283

			5,077,348

Total Common Stocks (Cost $143,176,035)			190,005,118

	Yield
Short-Term Investments: 1.44%

Investment Companies: 1.44%
Securities Lending Cash Investment LLC (l)(r)(u)	2.09%	940,181	940,275
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	1,817,407	1,817,407

Total Short-Term Investments (Cost $2,757,682)			2,757,682

Total investments in securities (Cost $145,933,717)	100.85%	192,762,800
Other assets and liabilities, net	(0.85)	(1,616,956)

Total net assets	100.00%	$191,145,844

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	1,834,271	16,963,336	17,857,426	940,181	$0	$0	$3,299	$940,275
Wells Fargo Government Money Market Fund Select Class	1,281,721	25,338,111	24,802,425	1,817,407	0	0	13,216	1,817,407

					$0	$0	$16,515	$2,757,682	1.44%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—June 30, 2018 (unaudited)	Wells Fargo VT Opportunity Fund	11

Assets
Investments in unaffiliated securities (including $918,186 of securities loaned), at value (cost $143,176,035)	$190,005,118
Investments in affiliated securities, at value (cost $2,757,682)	2,757,682
Receivable for Fund shares sold	3,105
Receivable for dividends	138,161
Receivable for securities lending income	269
Prepaid expenses and other assets	1,458

Total assets	192,905,793

Liabilities
Payable upon receipt of securities loaned	940,064
Payable for investments purchased	433,074
Payable for Fund shares redeemed	199,708
Management fee payable	102,520
Distribution fee payable	34,325
Administration fees payable	13,238
Trustees’ fees and expenses payable	1,973
Accrued expenses and other liabilities	35,047

Total liabilities	1,759,949

Total net assets	$191,145,844

NET ASSETS CONSIST OF
Paid-in capital	$115,237,220
Undistributed net investment income	1,393,873
Accumulated net realized gains on investments	27,685,668
Net unrealized gains on investments	46,829,083

Total net assets	$191,145,844

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$32,630,050
Shares outstanding – Class 1[1]	1,170,689
Net asset value per share – Class 1	$27.87
Net assets – Class 2	$158,515,794
Shares outstanding – Class 2[1]	5,675,247
Net asset value per share – Class 2	$27.93

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Opportunity Fund	Statement of operations—six months ended June 30, 2018 (unaudited)

Investment income
Dividends (net of foreign withholding taxes of $39,320)	$1,877,976
Income from affiliated securities	16,515

Total investment income	1,894,491

Expenses
Management fee	681,822
Administration fees
Class 1	13,207
Class 2	64,715
Distribution fee
Class 2	202,235
Custody and accounting fees	6,013
Professional fees	24,261
Shareholder report expenses	13,008
Trustees’ fees and expenses	9,997
Other fees and expenses	3,851

Total expenses	1,019,109
Less: Fee waivers and/or expense reimbursements	(86,350)

Net expenses	932,759

Net investment income	961,732

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	10,626,885
Net change in unrealized gains (losses) on investments	(5,800,961)

Net realized and unrealized gains (losses) on investments	4,825,924

Net increase in net assets resulting from operations	$5,787,656

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo VT Opportunity Fund	13

	Six months ended June 30, 2018 (unaudited)		Year ended December 31, 2017

Operations
Net investment income		$961,732		$440,303
Net realized gains on investments		10,626,885		18,015,602
Net change in unrealized gains (losses) on investments		(5,800,961)		18,001,678

Net increase in net assets resulting from operations		5,787,656		36,457,583

Distributions to shareholders from
Net investment income
Class 1		0		(307,324)
Class 2		0		(1,087,465)
Net realized gains
Class 1		0		(2,694,738)
Class 2		0		(13,073,633)

Total distributions to shareholders		0		(17,163,160)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	6,867	183,562	8,545	222,675
Class 2	44,902	1,242,292	140,928	3,674,333

		1,425,854		3,897,008

Reinvestment of distributions
Class 1	0	0	120,130	3,002,062
Class 2	0	0	564,187	14,161,098

		0		17,163,160

Payment for shares redeemed
Class 1	(87,387)	(2,415,556)	(220,389)	(5,708,178)
Class 2	(486,056)	(13,486,940)	(1,024,313)	(26,629,848)

		(15,902,496)		(32,338,026)

Net decrease in net assets resulting from capital share transactions		(14,476,642)		(11,277,858)

Total increase (decrease) in net assets		(8,688,986)		8,016,565

Net assets
Beginning of period		199,834,830		191,818,265

End of period		$191,145,844		$199,834,830

Undistributed net investment income		$1,393,873		$432,141

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2018 (unaudited)	Year ended December 31
CLASS 1		2017	2016	2015	2014	2013
Net asset value, beginning of period	$27.05	$24.60	$25.00	$28.82	$26.11	$20.02
Net investment income	0.16 [1]	0.13	0.22	0.57	0.10	0.08
Net realized and unrealized gains (losses) on investments	0.66	4.77	2.59	(1.28)	2.69	6.11

Total from investment operations	0.82	4.90	2.81	(0.71)	2.79	6.19
Distributions to shareholders from
Net investment income	0.00	(0.25)	(0.60)	(0.12)	(0.08)	(0.10)
Net realized gains	0.00	(2.20)	(2.61)	(2.99)	0.00	0.00

Total distributions to shareholders	0.00	(2.45)	(3.21)	(3.11)	(0.08)	(0.10)
Net asset value, end of period	$27.87	$27.05	$24.60	$25.00	$28.82	$26.11
Total return[2]	3.03%	20.72%	12.52%	(2.85)%	10.70%	30.99%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.85%	0.84%	0.82%	0.84%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.20%	0.43%	0.65%	2.02%	0.37%	0.32%
Supplemental data
Portfolio turnover rate	15%	36%	47%	41%	33%	26%
Net assets, end of period (000s omitted)	$32,630	$33,843	$33,035	$35,539	$42,178	$44,636

[1]	Calculated based upon average shares outstanding

[2]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Opportunity Fund	15

(For a share outstanding throughout each period)

	Six months ended June 30, 2018 (unaudited)	Year ended December 31
CLASS 2		2017	2016	2015	2014	2013
Net asset value, beginning of period	$27.14	$24.67	$25.05	$28.86	$26.15	$20.05
Net investment income	0.13 [1]	0.06	0.13	0.50	0.04	0.02
Net realized and unrealized gains (losses) on investments	0.66	4.79	2.63	(1.28)	2.69	6.13

Total from investment operations	0.79	4.85	2.76	(0.78)	2.73	6.15
Distributions to shareholders from
Net investment income	0.00	(0.18)	(0.53)	(0.04)	(0.02)	(0.05)
Net realized gains	0.00	(2.20)	(2.61)	(2.99)	0.00	0.00

Total distributions to shareholders	0.00	(2.38)	(3.14)	(3.03)	(0.02)	(0.05)
Net asset value, end of period	$27.93	$27.14	$24.67	$25.05	$28.86	$26.15
Total return[2]	2.91%	20.44%	12.23%	(3.08)%	10.42%	30.68%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.11%	1.10%	1.09%	1.07%	1.09%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.94%	0.18%	0.39%	1.76%	0.12%	0.07%
Supplemental data
Portfolio turnover rate	15%	36%	47%	41%	33%	26%
Net assets, end of period (000s omitted)	$158,516	$165,992	$158,783	$169,090	$201,347	$211,077

[1]	Calculated based upon average shares outstanding

[2]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Opportunity Fund	Notes to financial statements (unaudited)

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Opportunity Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”)

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On June 30, 2018, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements (unaudited)	Wells Fargo VT Opportunity Fund	17

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

18	Wells Fargo VT Opportunity Fund	Notes to financial statements (unaudited)

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $146,329,488 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$51,508,761
Gross unrealized losses	(5,075,449)
Net unrealized gains	$46,433,312

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$21,938,520	$0	$0	$21,938,520
Consumer staples	5,108,002	0	0	5,108,002
Energy	15,535,256	0	0	15,535,256
Financials	31,913,212	0	0	31,913,212
Health care	32,865,237	0	0	32,865,237
Industrials	17,741,532	5,861,626	0	23,603,158
Information technology	44,465,935	0	0	44,465,935
Materials	9,498,450	0	0	9,498,450
Real estate	5,077,348	0	0	5,077,348

Short-term investments
Investment companies	1,817,407	0	0	1,817,407
Investments measured at net asset value*				940,275
Total assets	$185,960,899	$5,861,626	$0	$192,762,800

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $940,275 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements (unaudited)	Wells Fargo VT Opportunity Fund	19

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, fair value pricing was used in pricing certain foreign securities and common stocks valued at $3,703,659 were transferred from Level 1 to Level 2 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.70% and declining to 0.58% as the average daily net assets of the Fund increase. For the six months ended June 30, 2018, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.75% for Class 1 shares and 1.00% for Class 2 Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2018 were $28,693,605 and $43,005,338, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

20	Wells Fargo VT Opportunity Fund	Notes to financial statements (unaudited)

For the six months ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

8. SUBSEQUENT DISTRIBUTIONS

On July 13, 2018, the Fund declared distributions from net investment income, short-term capital gains and long-term capital gains to shareholders of record on July 12, 2018. The per share amounts payable on July 16, 2018 were as follows:

	Net investment income	Short-term capital gains	Long-term capital gains
Class 1	$0.12359	$0.27822	$2.34628
Class 2	0.05216	0.27822	2.34628

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo VT Opportunity Fund	21

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo VT Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT Opportunity Fund	23

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

24	Wells Fargo VT Opportunity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo VT Opportunity Fund	25

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT Opportunity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT Opportunity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

26	Wells Fargo VT Opportunity Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 3000 Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s performance relative to the Universe.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Other information (unaudited)	Wells Fargo VT Opportunity Fund	27

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314256 08-18 SVT6/SAR143 06-18

Semi-Annual Report

June 30, 2018

Wells Fargo VT Small Cap Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of June 30, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo VT Small Cap Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April.

Dear Shareholder:

We are pleased to offer you this semi-annual report for the Wells Fargo VT Small Cap Growth Fund for the six-month period that ended June 30, 2018. Globally, economies strengthened, equity markets advanced, and foreign bonds outperformed fixed-income investments in the U.S.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 2.65%, and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 dropped 3.77%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 fell 6.66%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 declined 1.62% while fixed-income investments outside the U.S. lost 1.31%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.5 The Bloomberg Barclays Municipal Bond Index6 fell 0.25%, and the ICE BofAML U.S. High Yield Index7 was up 0.08%.

Volatility reemerged during the first quarter of 2018 as economic signals were mixed.

The first quarter of 2018 began with stock market gains in January after the U.S. announced tax reform measures intended to lower rates for individuals and corporations. Then, investor optimism was supplanted by several concerns. Trade tensions emerged, particularly between the U.S. and China, as the U.S. threatened to impose tariffs on a broad range of imported products. Increasing interest rates and inflation also caused concern. During February 2018, the U.S. stock market endured a loss of more than 10% before recovering in March and April. The S&P 500 Index closed the first quarter with a negative return, the first negative quarterly return for the index since 2014.

The U.S. Federal Reserve (Fed) increased the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) in March and the rate of inflation reached the Fed’s 2% target for the first time in a year. The unemployment rate fell to 4.1% by March 2018 and wage growth data improved. The third revision of gross domestic product growth for the first quarter by the U.S. Bureau of Economic Analysis released during June was lowered to 2.0%.

Overseas, investment market returns reversed the strong returns of 2017—the MSCI ACWI ex USA Index (Net) gained 27.19% for the 12-month period—falling 0.43% through the end of the second quarter of 2018. Although central banks, including the European Central Bank and the Bank of Japan, maintained low interest rates and quantitative easing measures that are generally supportive of

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

[8]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo VT Small Cap Growth Fund	3

businesses and equity markets, the U.S. dollar strengthened relative to local currencies, which served to restrain returns.

Global trade tensions escalated during the second quarter of 2018.

Global trade tensions escalated as the second quarter of 2018 opened and equity markets fell in response before resuming upward momentum later in April. The CPI8 for All Urban Consumers added 0.2% in May after a similar increase in April. On a year-over-year basis, the all-items index rose 2.8% for the 12 months that ended May 31, continuing its upward trend since the beginning of the year. The index for all items less food and energy rose 2.2% for the same 12-month period.

During June 2018, the Fed increased the federal funds rate by another 25 bps. Market expectations increased that the Fed might announce two more rate increases in 2018. The unemployment rate fell to an 18-year low of 3.8% in May and wage growth data improved. Internationally, central banks maintained their low interest rates and monetary policies that were accommodative of business activity.

Interest rates generally increased and the bond markets tended to decline. Long-term interest rates in the U.S. trended higher—rates on the 10-year and 30-year Treasury bonds moved from 2.46% and 2.81%, respectively, at the beginning of the year on January 1, 2018, to 2.85% and 2.98%, respectively, on June 30, 2018, well off their highest levels during the first half of the year of 3.11% and 3.25%, respectively, on May 17, 2018.

Despite the positive economic and business trends globally, international stock values fell and U.S. stock gains moderated during most of the second quarter of 2018 due to escalating tensions as the U.S. imposed tariffs on foreign goods and countries outside of the U.S. imposed tariffs of their own on U.S. products in response.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-260-5969.

4	Wells Fargo VT Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®, CFP

Thomas C. Ognar, CFA®

Average annual total returns (%) as of June 30, 20181

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class 1	7-16-2010	30.12	14.30	12.43	0.95	0.95
Class 2	5-1-1995	29.73	14.02	12.21	1.20	1.20
Russell 2000® Growth Index[4]	-	21.86	13.65	11.24	-	-

Figures quoted represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available by calling 1-800-260-5969. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

Shares are sold without a front-end sales charge or contingent deferred sales charge.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please refer to the prospectus provided by your participating insurance company for detailed information describing the separate accounts for information regarding surrender charges, mortality and expense risk fees, and other charges that may be assessed by the participating insurance companies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo VT Small Cap Growth Fund	5

Ten largest holdings (%) as of June 30, 2018[5]
Ligand Pharmaceuticals Incorporated	2.91
InterXion Holding NV	2.66
ASGN Incorporated	2.64
Q2 Holdings Incorporated	2.24
Axogen Incorporated	2.11
Repligen Corporation	2.01
MasTec Incorporated	1.89
HealthEquity Incorporated	1.89
Envestnet Incorporated	1.88
Inogen Incorporated	1.83

Sector distribution as of June 30, 2018[6]

[1]

Historical performance shown for Class 1 shares prior to their inception reflects the performance of Class 2 shares, and includes the higher expenses applicable to Class 2 shares. If these expenses had not been included, returns for Class 1 shares would be higher.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which inclue 0.01% in acquired fund fees. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through April 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo VT Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account charges assessed by participating insurance companies. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these separate account charges assessed by participating insurance companies were included, your costs would have been higher.

	Beginning account value 1-1-2018	Ending account value 6-30-2018	Expenses paid during the period¹	Annualized net expense ratio
Class 1
Actual	$1,000.00	$1,151.59	$4.91	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.23	$4.61	0.92%
Class 2
Actual	$1,000.00	$1,151.26	$6.24	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.99	$5.86	1.17%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Small Cap Growth Fund	7

Security name	Shares	Value

Common Stocks: 97.90%

Consumer Discretionary: 13.31%

Auto Components: 1.33%
Cooper-Standard Holdings Incorporated †	27,490	$3,592,118
LCI Industries	7,020	632,853

		4,224,971

Diversified Consumer Services: 2.41%
Chegg Incorporated †	166,086	4,615,530
Grand Canyon Education Incorporated †	27,020	3,015,702

		7,631,232

Hotels, Restaurants & Leisure: 3.63%
Golden Entertainment Incorporated †	61,250	1,653,138
Planet Fitness Incorporated Class A †	121,220	5,326,407
Playa Hotels & Resorts NV †	150,880	1,629,504
Wingstop Incorporated	55,189	2,876,451

		11,485,500

Leisure Products: 0.92%
MCBC Holdings Incorporated †	100,482	2,908,954

Media: 0.91%
Nexstar Media Group Incorporated Class A «	39,200	2,877,280

Multiline Retail: 1.49%
Ollie’s Bargain Outlet Holdings Incorporated †	65,010	4,713,225

Specialty Retail: 2.62%
Five Below Incorporated †	19,008	1,857,272
Lithia Motors Incorporated Class A	51,930	4,911,020
National Vision Holdings Incorporated †	41,336	1,511,658

		8,279,950

Energy: 1.70%

Energy Equipment & Services: 0.61%
Cactus Incorporated Class A †	30,901	1,044,145
FTS International Incorporated †	61,612	877,355

		1,921,500

Oil, Gas & Consumable Fuels: 1.09%
Matador Resources Company †	60,363	1,813,908
PDC Energy Incorporated †	27,400	1,656,330

		3,470,238

Financials: 3.90%

Capital Markets: 1.16%
Stifel Financial Corporation	70,600	3,688,850

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo VT Small Cap Growth Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Insurance: 1.70%
Kinsale Capital Group Incorporated	97,851	$5,368,106

Thrifts & Mortgage Finance: 1.04%
LendingTree Incorporated †«	15,428	3,298,506

Health Care: 27.99%

Biotechnology: 6.99%
Audentes Therapeutics Incorporated †	70,968	2,711,687
Clovis Oncology Incorporated †	23,500	1,068,545
Heron Therapeutics Incorporated †	36,220	1,407,147
Ligand Pharmaceuticals Incorporated †«	44,438	9,206,220
Repligen Corporation †	135,100	6,355,104
Sarepta Therapeutics Incorporated †	7,169	947,598
Spark Therapeutics Incorporated †	2,222	183,893
Translate BIO Incorporated †	20,612	260,742

		22,140,936

Health Care Equipment & Supplies: 12.55%
Axogen Incorporated †	132,890	6,677,723
Cantel Medical Corporation	21,700	2,134,412
Glaukos Corporation †«	35,640	1,448,410
Inogen Incorporated †	31,030	5,781,820
Integra LifeSciences Holdings Corporation †	89,260	5,749,237
iRhythm Technologies Incorporated †	55,226	4,480,485
Merit Medical Systems Incorporated †	70,500	3,609,600
Neogen Corporation †	16,900	1,355,211
Neuronetics Incorporated †	54,335	1,445,854
Nevro Corporation †	65,579	5,236,483
NxStage Medical Incorporated †	64,310	1,794,249

		39,713,484

Health Care Providers & Services: 2.32%
Amedisys Incorporated †	16,000	1,367,360
HealthEquity Incorporated †	79,525	5,972,328

		7,339,688

Health Care Technology: 2.50%
Teladoc Incorporated †«	94,046	5,459,370
Vocera Communications Incorporated †	82,130	2,454,866

		7,914,236

Life Sciences Tools & Services: 0.64%
Codexis Incorporated †	140,720	2,026,368

Pharmaceuticals: 2.99%
Dova Pharmaceuticals Incorporated †«	65,565	1,961,705
Kala Pharmaceuticals Incorporated †	69,338	952,011
Optinose Incorporated †«	79,330	2,219,653
Supernus Pharmaceuticals Incorporated †	72,600	4,345,110

		9,478,479

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Small Cap Growth Fund	9

Security name	Shares	Value

Industrials: 15.74%

Aerospace & Defense: 0.99%
Mercury Computer Systems Incorporated †	81,968	$3,119,702

Airlines: 1.02%
SkyWest Incorporated	62,140	3,225,066

Commercial Services & Supplies: 0.90%
Advanced Disposal Services Incorporated †	101,525	2,515,790
Healthcare Services Group Incorporated «	7,900	341,201

		2,856,991

Construction & Engineering: 3.61%
Dycom Industries Incorporated †	30,310	2,864,598
Granite Construction Incorporated	46,180	2,570,379
MasTec Incorporated †	118,200	5,998,650

		11,433,627

Machinery: 4.04%
John Bean Technologies Corporation	37,740	3,355,086
Milacron Holdings Corporation †	190,147	3,599,483
Mueller Water Products Incorporated Class A	86,350	1,012,022
Rexnord Corporation †	165,620	4,812,917

		12,779,508

Professional Services: 3.77%
ASGN Incorporated †	106,981	8,364,844
WageWorks Incorporated †	71,567	3,578,350

		11,943,194

Trading Companies & Distributors: 1.41%
Beacon Roofing Supply Incorporated †	33,470	1,426,491
BMC Stock Holdings Incorporated †	37,190	775,412
SiteOne Landscape Supply Incorporated †	27,100	2,275,587

		4,477,490

Information Technology: 34.59%

Electronic Equipment, Instruments & Components: 2.78%
Littelfuse Incorporated	18,940	4,321,729
nLight Incorporated †	12,438	411,200
Novanta Incorporated †	65,400	4,074,420

		8,807,349

Internet Software & Services: 13.55%
2U Incorporated †	33,360	2,787,562
Alarm.com Holdings Incorporated †«	51,210	2,067,860
Cision Limited †«	95,740	1,431,313
Coupa Software Incorporated †	26,231	1,632,617

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo VT Small Cap Growth Fund	Portfolio of investments—June 30, 2018 (unaudited)

Security name	Shares	Value

Internet Software & Services (continued)
Envestnet Incorporated †	108,511	$5,962,679
EverQuote Incorporated Class A †	21,167	383,546
Five9 Incorporated †	145,440	5,027,861
GTT Communications Incorporated †«	72,440	3,259,800
Instructure Incorporated †	51,910	2,208,771
Q2 Holdings Incorporated †	124,376	7,095,651
SendGrid Incorporated †	139,702	3,704,897
SPS Commerce Incorporated †	68,082	5,002,665
Wix.com Limited †	23,300	2,336,990

		42,902,212

IT Services: 3.13%
EVO Payments Incorporated Class A †«	71,891	1,479,517
InterXion Holding NV †	134,790	8,413,592

		9,893,109

Semiconductors & Semiconductor Equipment: 3.29%
Diodes Incorporated †	99,430	3,427,352
Monolithic Power Systems Incorporated	33,890	4,530,076
Semtech Corporation †	51,900	2,441,895

		10,399,323

Software: 11.84%
Altair Engineering Incorporated Class A †	91,862	3,139,843
BlackLine Incorporated †	65,453	2,842,624
Bottomline Technologies (DE) Incorporated †	67,020	3,339,607
HubSpot Incorporated †	29,648	3,717,859
Pivotal Software Incorporated Class A †	38,728	939,929
Proofpoint Incorporated †	44,280	5,105,927
Rapid7 Incorporated †	110,678	3,123,333
RealPage Incorporated †	84,500	4,655,950
RingCentral Incorporated Class A †	27,430	1,929,701
SailPoint Technologies Holdings Incorporated †	61,169	1,501,087
Talend SA ADR †	72,239	4,499,045
Zendesk Incorporated †	46,900	2,555,581
Zscaler Incorporated †«	3,495	124,946

		37,475,432

Materials: 0.67%

Chemicals: 0.67%
PQ Group Holdings Incorporated †	117,080	2,107,438

Total Common Stocks (Cost $225,187,038)		309,901,944

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—June 30, 2018 (unaudited)	Wells Fargo VT Small Cap Growth Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 14.03%

Investment Companies: 14.03%
Securities Lending Cash Investment LLC (l)(r)(u)	2.09%	25,792,870	$25,795,450
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.83	18,637,769	18,637,769

Total Short-Term Investments (Cost $44,432,214)			44,433,219

Total investments in securities (Cost $269,619,252)	111.93%	354,335,163
Other assets and liabilities, net	(11.93)	(37,776,309)

Total net assets	100.00%	$316,558,854

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	15,127,864	112,125,820	101,460,814	25,792,870	$0	$0	$135,627	$25,795,450
Wells Fargo Government Money Market Fund Select Class	3,242,460	56,084,831	40,689,522	18,637,769	0	0	43,213	18,637,769

					$0	$0	$178,840	$44,433,219	14.03%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo VT Small Cap Growth Fund	Statement of assets and liabilities—June 30, 2018 (unaudited)

Assets
Investments in unaffiliated securities (including $22,138,827 of securities loaned), at value (cost $225,187,038)	$309,901,944
Investments in affiliated securities, at value (cost $44,432,214)	44,433,219
Receivable for investments sold	5,537,991
Receivable for Fund shares sold	2,182,842
Receivable for dividends	35,620
Receivable for securities lending income	15,543
Prepaid expenses and other assets	4,650

Total assets	362,111,809

Liabilities
Payable upon receipt of securities loaned	25,791,945
Payable for investments purchased	19,253,736
Management fee payable	215,871
Payable for Fund shares redeemed	171,683
Distribution fee payable	61,942
Administration fees payable	21,588
Trustees’ fees and expenses payable	1,525
Accrued expenses and other liabilities	34,665

Total liabilities	45,552,955

Total net assets	$316,558,854

NET ASSETS CONSIST OF
Paid-in capital	$174,404,193
Accumulated net investment loss	(1,030,500)
Accumulated net realized gains on investments	58,469,250
Net unrealized gains on investments	84,715,911

Total net assets	$316,558,854

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class 1	$25,578,566
Shares outstanding – Class 1[1]	2,064,042
Net asset value per share – Class 1	$12.39
Net assets – Class 2	$290,980,288
Shares outstanding – Class 2[1]	24,084,607
Net asset value per share – Class 2	$12.08

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—six months ended June 30, 2018 (unaudited)	Wells Fargo VT Small Cap Growth Fund	13

Investment income
Dividends	$421,720
Securities lending income from affiliates, net	135,627
Income from affiliated securities	43,213

Total investment income	600,560

Expenses
Management fee	1,136,314
Administration fees
Class 1	9,490
Class 2	104,141
Distribution fee
Class 2	325,441
Custody and accounting fees	9,453
Professional fees	21,628
Shareholder report expenses	8,386
Trustees’ fees and expenses	9,645
Other fees and expenses	5,534

Total expenses	1,630,032

Net investment loss	(1,029,472)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	29,490,375
Net change in unrealized gains (losses) on investments	19,938,480

Net realized and unrealized gains (losses) on investments	49,428,855

Net increase in net assets resulting from operations	$48,399,383

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo VT Small Cap Growth Fund	Statement of changes in net assets

	Six months ended June 30, 2018 (unaudited)		Year ended December 31, 2017

Operations
Net investment loss		$(1,029,472)		$(2,165,942)
Net realized gains on investments		29,490,375		29,813,894
Net change in unrealized gains (losses) on investments		19,938,480		28,513,468

Net increase in net assets resulting from operations		48,399,383		56,161,420

Distributions to shareholders from
Net realized gains
Class 1		0		(638,351)
Class 2		0		(6,508,667)

Total distributions to shareholders		0		(7,147,018)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class 1	136,164	1,602,821	164,104	1,539,941
Class 2	2,591,867	29,447,296	3,302,688	31,270,811

		31,050,117		32,810,752

Reinvestment of distributions
Class 1	0	0	66,150	638,351
Class 2	0	0	690,209	6,508,667

		0		7,147,018

Payment for shares redeemed
Class 1	(238,099)	(2,708,069)	(479,821)	(4,610,025)
Class 2	(1,929,245)	(21,233,175)	(4,899,352)	(46,583,769)

		(23,941,244)		(51,193,794)

Net increase (decrease) in net assets resulting from capital share transactions		7,108,873		(11,236,024)

Total increase in net assets		55,508,256		37,778,378

Net assets
Beginning of period		261,050,598		223,272,220

End of period		$316,558,854		$261,050,598

Accumulated net investment loss		$(1,030,500)		$(1,028)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo VT Small Cap Growth Fund	15

(For a share outstanding throughout each period)

	Six months ended June 30, 2018 (unaudited)	Year ended December 31
CLASS 1		2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.43	$8.51	$8.70	$10.08	$11.32	$7.93
Net investment loss	(0.01)	(0.04)	(0.01)[1]	(0.06)	(0.07)	(0.07)
Net realized and unrealized gains (losses) on investments	1.97	2.24	0.65	(0.02)	(0.21)	3.98

Total from investment operations	1.96	2.20	0.64	(0.08)	(0.28)	3.91
Distributions to shareholders from
Net realized gains	0.00	(0.28)	(0.83)	(1.30)	(0.96)	(0.52)
Net asset value, end of period	$12.39	$10.43	$8.51	$8.70	$10.08	$11.32
Total return[2]	18.79%	26.14%	8.10%	(2.63)%	(1.67)%	50.55%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.94%	0.94%	0.93%	0.93%	0.93%
Net expenses	0.92%	0.94%	0.94%	0.93%	0.93%	0.93%
Net investment loss	(0.49)%	(0.65)%	(0.10)%	(0.69)%	(0.75)%	(0.73)%
Supplemental data
Portfolio turnover rate	33%	72%	89%	77%	54%	67%
Net assets, end of period (000s omitted)	$25,579	$22,591	$20,554	$22,402	$28,121	$35,192

[1]	Calculated based upon average shares outstanding

[2]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo VT Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Six months ended June 30, 2018 (unaudited)	Year ended December 31
CLASS 2		2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.18	$8.33	$8.56	$9.96	$11.22	$7.88
Net investment loss	(0.04)	(0.09)	(0.03)	(0.08)	(0.10)	(0.09)
Net realized and unrealized gains (losses) on investments	1.94	2.22	0.63	(0.02)	(0.20)	3.95

Total from investment operations	1.90	2.13	0.60	(0.10)	(0.30)	3.86
Distributions to shareholders from
Net realized gains	0.00	(0.28)	(0.83)	(1.30)	(0.96)	(0.52)
Net asset value, end of period	$12.08	$10.18	$8.33	$8.56	$9.96	$11.22
Total return[1]	18.66%	25.86%	7.75%	(2.88)%	(1.88)%	50.23%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.19%	1.19%	1.18%	1.18%	1.18%
Net expenses	1.17%	1.19%	1.19%	1.18%	1.18%	1.18%
Net investment loss	(0.75)%	(0.90)%	(0.35)%	(0.93)%	(1.00)%	(0.98)%
Supplemental data
Portfolio turnover rate	33%	72%	89%	77%	54%	67%
Net assets, end of period (000s omitted)	$290,980	$238,460	$202,718	$226,867	$226,966	$250,473

[1]

Returns for periods of less than one year are not annualized. Performance figures of the Fund do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements (unaudited)	Wells Fargo VT Small Cap Growth Fund	17

1. ORGANIZATION

Wells Fargo Variable Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo VT Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust. The Trust offers shares of the Fund to separate accounts of various life insurance companies as funding vehicles for certain variable annuity contracts and variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

18	Wells Fargo VT Small Cap Growth Fund	Notes to financial statements (unaudited)

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of June 30, 2018, the aggregate cost of all investments for federal income tax purposes was $269,486,510 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$87,142,663
Gross unrealized losses	(2,294,010)
Net unrealized gains	$84,848,653

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements (unaudited)	Wells Fargo VT Small Cap Growth Fund	19

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of June 30, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$42,121,112	$0	$0	$42,121,112
Energy	5,391,738	0	0	5,391,738
Financials	12,355,462	0	0	12,355,462
Health care	88,613,191	0	0	88,613,191
Industrials	49,835,578	0	0	49,835,578
Information technology	109,477,425	0	0	109,477,425
Materials	2,107,438	0	0	2,107,438

Short-term investments
Investment companies	18,637,769	0	0	18,637,769
Investments measured at net asset value*				25,795,450
Total assets	$328,539,713	$0	$0	$354,335,163

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $25,795,450 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At June 30, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the six months ended June 30, 2018, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives a class level administration fee of 0.08% which is calculated based on the average daily net assets of each class.

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then

20	Wells Fargo VT Small Cap Growth Fund	Notes to financial statements (unaudited)

from class specific expenses; otherwise, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through April 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.95% for Class 1 shares and 1.20% for Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class 2 shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class 2 shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.25% of the average daily net assets of Class 2 shares.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended June 30, 2018 were $95,544,370 and $91,795,481, respectively.

6. BANK BORROWINGS

The Trust and Wells Fargo Funds Trust (excluding the money market funds and certain other funds) are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the six months ended June 30, 2018, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. SUBSEQUENT DISTRIBUTIONS

On July 13, 2018, the Fund declared distributions from long-term capital gains to shareholders of record on July 12, 2018. The per share amounts payable on July 16, 2018 were as follows:

Long-term capital gains
Class 1	$1.11705
Class 2	1.11705

These distributions are not reflected in the accompanying financial statements.

Other information (unaudited)	Wells Fargo VT Small Cap Growth Fund	21

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-260-5969, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22	Wells Fargo VT Small Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 154 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2009	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo VT Small Cap Growth Fund	23

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, on the Board of Directors, Goverance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim President and Chief Executive Officer of Blue Cross Blue shield of Minnesota of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director 003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently the Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

24	Wells Fargo VT Small Cap Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Alexander Kymn[3] (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 77 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-260-5969 or by visiting the website at wellsfargofunds.com.

[3]	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

Other information (unaudited)	Wells Fargo VT Small Cap Growth Fund	25

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo VT Small Cap Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Variable Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 22-23, 2018 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo VT Small Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2018, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2018. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

26	Wells Fargo VT Small Cap Growth Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2017. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund was higher than or in range of the average investment performance of the Universe for the one-, three, and five-year periods under review, but lower than the average investment performance of the Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 2000® Growth Index, for the one-year period under review, but lower than its benchmark for the three-, five-, and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo VT Small Cap Growth Fund	27

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) as a whole, from providing services to the Fund and the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses and recent enhancements made to the methodology. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board considered the extent to which Funds Management may experience economies of scale in the provision of management services, and the extent to which scale benefits, if any, would be shared with shareholders. In particular, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements, as well as investments in the business intended to enhance services available to Fund shareholders, are means of sharing potential economies of scale with shareholders of the Fund.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-260-5969 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker/dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

314257 08-18 SVT7/SAR144 06-18

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Variable Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Variable Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not applicable.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Variable Trust
By:
/s/ Andrew Owen

Andrew Owen
President

Date:	August 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Variable Trust
By:
/s/ Andrew Owen

Andrew Owen
President

Date:	August 24, 2018

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	August 24, 2018